SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                           May 12, 2000(March 1, 2000)

                       TOR Minerals International, Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
               (State or other jurisdiction of corporation)

                                    0-17321
                           (Commission File Number)

                                  74-2081929
                     (I.R.S. Employer Identification No.)

                                 722 Burleson
                             Corpus Christi, Texas
                   (Address of principal executive offices)

                                     78402
                                  (Zip Code)

      Registrant's telephone number, including area code: (361) 883-5591

                         HITOX CORPORATION OF AMERICA
         (Former name or former address, if changed since last report)

                       TOR MINERALS INTERNATIONAL, INC.

                                     INDEX
                                                                   Page

Item 5    Other Events                                              4

Item 7    Financial Statements and Exhibits

  (a)     Financial statements of the business acquired

              Audited financial statements of MTC
                In Ringgit Malaysia (RM)

              Audited financial statements for the six months
                ended December 31, 1999                             5

              Report of Deloitte Touche Tohmatsu                    6

              Balance Sheets at December 31, 1999
                and June 30, 1999                                   7

              Profit and loss accounts for the six months
                ended December 31, 1999 and for the year
                ended June 30, 1999                                 8

              Cash flow statement for the six months
                ended December 31, 1999 and for the year
                ended June 30, 1999                                 9

              Notes to the accounts                                11

              Statement by directors                               23

              Reconciliation of audited financial
                statements for the six months ended
                December 31, 1999 to US GAAP                       24

              Audited financial statements for the years
                ended June 30, 1999 and 1998                       28

              Directors' Report                                    29

              Report of Deloitte Touche Tohmatsu                   34

              Balance Sheets at June 30, 1999 and 1998             35

              Profit and loss accounts for the years
                ended June 30, 1999 and 1998                       36

              Cash flow statement for the years
                ended June 30, 1999 and 1998                       37

              Notes to the accounts                                39

              Statement by directors                               52

              Reconciliation of audited financial
                statements for the years ended
                June 30, 1999 and 1998 to US GAAP                  53

              Audited financial statements for the years
                ended June 30, 1998 and 1997                       57

              Directors' Report                                    58

              Report of Deloitte Touche Tohmatsu                   63

              Balance Sheets at June 30, 1998 and 1997             64

              Profit and loss accounts for the years
                ended June 30, 1998 and 1997                       65

              Cash flow statement for the years
                ended June 30, 1998 and 1997                       66

              Notes to the accounts                                68

              Statement by directors                               81

              Reconciliation of audited financial
                statements for the years ended
                June 30, 1998 and 1997 to US GAAP                  82

  (b)     Pro forma financial information                          86

          TMI and MTC Pro Forma Condensed Combined
          Financial Statements (Unaudited)

              Pro Forma Condensed Combined
                Balance Sheet December 31, 1999                    87

              Pro Forma Condensed Combined Statements
                of Income for the twelve months ended
                December 31, 1999 and 1998                         89

              Notes to Pro Forma Condensed Combined
                Financial Statements                               90

  (c)     Exhibit 23 - Consent of Deloitte Touche Tohmatsu         92

Signatures                                                         93





Item 5.  Other Events

     On March 16, 2000, TOR Minerals International, Inc. (the "Company") (formerly Hitox Corporation of America) filed a Current Report on Form 8-K reporting the acquisition (the"Acquisition") of Malaysian Titanium
Corporation Sdn. Bhd.  ("MTC").   The Company  is  filing this amendment to
include financial statements under Item 7(a) and pro forma financial information under Item 7(b).

Item 7.  Financial Statements and Exhibits

(a)  Financial  statements of the business acquired  in  Ringgit  Malaysia
     (RM)



                   MALAYSIAN TITANIUM CORPORATION SDN. BHD.
                          (Incorporated in Malaysia)

                             FINALCIAL STATEMENTS
                         FOR THE PERIOD 1ST JULY, 1999
                            TO 31ST DECEMBER, 1999
                             (In Ringgit Malaysia)

The Board of Directors
Malaysian Titanium Corporation Sdn. Bhd.
4 1/2 Miles, Jalan Lahat
30200 IPOH



Dear Sirs,


     We have examined the accompanying balance sheet of Malaysian Titanium Corporation Sdn. Bhd., the related profit and loss account and cash flow statement for the period 1st July, 1999 to 31st December, 1999, together with the notes thereto. Our examination was made in accordance with approved auditing standards in Malaysia and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

     As mentioned in Note 2 to the Accounts, the above mentioned accounts have been prepared using the same accounting principles and procedures as were used in the preparation of the Company's statutory accounts as of 30th June, 1999.

     In our opinion, these accounts have been properly drawn up so as to give a true and fair view of the state of affairs of the Company at 31st December, 1999 and of the results and the cash flows of the Company for the period 1st July, 1999 to 31st December, 1999.

     We understand that this report is for Malaysian Titanium Corporation Sdn. Bhd.'s internal use only and shall not be used or referred to in whole or part for any other purpose without our prior consent.


Yours truly,


DELOITTE TOUCHE TOHMATSU
AF 0834
Public Accountants


GREGORY WONG GUANG SENG
787/3/01(J/PH)
Partner



18th January, 2000

MALAYSIAN TITANIUM CORPORATION  SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET
AT 31ST DECEMBER, 1999

                                         Note     31.12.1999        30.6.1999
                                         ----    -----------       ----------

FIXED ASSETS                               4    RM40,763,324     RM41,106,512

ASSOCIATED COMPANY                         5               1                1

CURRENT ASSETS
Stocks                                     6       7,314,035        3,065,795
Trade debtors                                      4,091,801        4,176,503
Other debtors, deposits and prepayments              248,301        1,366,963
Amount owing by a related company          7              --           44,590
Cash on hand and at banks                            121,339           47,211
                                                  11,775,476        8,701,062

CURRENT LIABILITIES
Trade creditors                                    1,792,032          847,252
Other creditors and accrued expenses       8       1,618,543        1,242,113
Amount owing to holding companies          7          35,911          117,491
Amount owing to related companies          7         726,237               --
Bank borrowings                            9      10,109,160       15,119,470
Provision for taxation                                33,938           33,938
                                                  14,315,821       17,360,264
NET CURRENT LIABILITIES                           (2,540,345)      (8,659,202)
                                                ------------     ------------
                                                  38,222,980       32,447,311

LONG-TERM LIABILITIES                     10      (5,131,854)      (1,331,854)
                                                ------------     ------------
NET ASSETS EMPLOYED                             RM33,091,126     RM31,115,457
                                                ============     ============
Represented by:

SHARE CAPITAL                             11    RM24,130,000     RM24,130,000

UNAPPROPRIATED PROFIT                     12       8,961,126        6,985,457
                                                ------------     ------------
TOTAL CAPITAL EMPLOYED                          RM33,091,126     RM31,115,457
                                                ============     ============

The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION  SDN. BHD.
(Incorporated in Malaysia)

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD 1ST JULY, 1999 TO 31ST DECEMBER, 1999
(With Comparative Figures For The Year Ended 30th June, 1999)

                                             Period Ended     Year Ended
                                              31.12.1999       30.6.1999
                                      Note    (6 months)      (12 months)
                                      ----   -------------   -------------

TURNOVER                               13     RM  8,988,436   RM 22,030,064
                                              =============   =============

PROFIT BEFORE TAXATION                 14     RM  1,975,669   RM  3,340,145

PROVISION FOR TAXATION                 15                --         (33,938)
                                              -------------   -------------
NET PROFIT                                        1,975,669       3,306,207

Unappropriated profit at beginning
  of period/year                                  6,985,457       3,679,250
                                              -------------   -------------
UNAPPROPRIATED PROFIT AT END
  OF PERIOD/YEAR                              RM  8,961,126   RM  6,985,457
                                              =============   =============


The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

CASHFLOW STATEMENT
FOR THE PERIOD 1ST JULY, 1999 TO 31ST DECEMBER, 1999
(With Comparative Figures For The Year Ended 30th June, 1999)

                                            Period Ended      Year Ended
                                             31.12.1999        30.6.1999
                                             (6 months)       (12 months)
                                            --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation                        RM 1,975,669     RM 3,340,145
Adjustments for:
  Depreciation of fixed assets                     623,585          832,693
  Interest expense                                 547,130        1,637,557
  Provision for doubtful debt                           --          307,226
  Provision for diminution
    in value of investment                              --          282,334
  Fixed asset written off                               --           80,154
  Stocks written off                                    --            7,237
  Gain on disposal of fixed assets                 (12,000)        (711,493)
                                            --------------   --------------
Operating Profit Before
  Working Capital Changes                        3,134,384        5,775,853
Decrease/(Increase) in stocks                   (4,248,240)       2,086,870
Decrease in trade and other receivables          1,247,954        2,339,438
Increase/(Decrease) in trade
  and other payables                             1,965,867       (1,560,106)
                                            --------------   --------------
Cash Generated From Operations                   2,099,965        8,642,055
Interest paid                                     (344,064)      (1,549,537)
                                            --------------   --------------
Net Cash From Operating Activities               1,755,901        7,092,518

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of
  other fixed assets                                12,000           30,000
Deposits received from
  disposal of property                                  --          110,000
Purchase of fixed assets                          (280,397)      (2,123,540)

Net Cash Used In Investing Activities             (268,397)      (1,983,540)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from term loan                      RM  6,000,000    RM  1,331,854
Repayment of  term loan                         (1,090,773)        (988,020)

Net Cash From Financing Activities               4,909,227          343,834
                                            --------------   --------------
NET INCREASE IN CASH AND CASH EQUIVALENTS        6,396,731        5,452,812

CASH AND CASH EQUIVALENTS AT BEGINNING
  OF PERIOD/YEAR                               (14,984,552)     (20,437,364)
                                            --------------   --------------
CASH AND CASH EQUIVALENTS
  AT END OF PERIOD/YEAR                      RM (8,587,821)  RM (14,984,552)
                                            ==============   ==============
CASH AND CASH EQUIVALENTS
Cash and cash equivalents included
  in the cash flow statement comprise
  the following balance sheet amounts:
Cash on hand and at banks                   RM     122,339    RM     47,211
Bank overdrafts                                 (4,194,624)      (5,643,405)
Export credit refinancing                       (4,514,536)      (5,388,358)
Other short-term borrowings                             --       (4,000,000)
                                            --------------   --------------
Cash and cash equivalents                    RM (8,587,821)  RM (14,984,552)
                                            ==============   ==============


The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS


1.   PRINCIPAL ACTIVITY

     The Company is principally involved in the manufacturing of synthetic rutile and its related products.

     There has been no significant change in the nature of this activity during the financial period.


2.   BASIS OF PREPARATION OF ACCOUNTS

     The accounts of the Company have been prepared in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards of the Malaysian Accounting Standards Board.


3.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Accounting

     The accounts of the Company have been prepared under the historical cost convention.

     Depreciation of Fixed Assets

     Fixed assets are stated at cost less accumulated depreciation.

     Freehold land and capital work-in-progress are not depreciated while long-term leasehold land is amortised evenly over the period of the lease. Plant and machinery is depreciated based on units of production over the plant's normal capacity for an estimated life of 15 years.

     Depreciation of other fixed assets is computed using the straight-line method at the following annual rates based on the estimated useful lives of the various assets:

            Buildings                                    2%
            Motor vehicles                               20%
            Office equipment, furniture and fittings  15 - 20%

     Associated Company

     An associated company is a company in which the Company has a long-term equity investment of 20% to 50% and where the Company is in a position to exercise significant influence through management participation.

     The Company has an equity interest of 40% (40% in 1999) in an associated company, Fluid Minerals Espanola (FME) (a company incorporated in Spain), whose principal activity is manufacturing and sales of hitox pigment.

     Investment in associated company is stated at cost unless, in the opinion of the directors, there is a permanent diminution in the value of investment in which case provision is made for the diminution in value.


     Stocks

     Stocks are stated at the lower of cost and net realisable value. Cost is determined on the "weighted average" method.

     Cost of raw materials, consumables and trading goods comprise the original purchase price plus cost of bringing these stocks to location. Cost of finished goods and work-in-progress include the cost of raw materials and an appropriate allocation of labour cost and manufacturing overheads.


     Capitalisation of Borrowing Cost

     Borrowing costs incurred on the acquisition and construction of fixed assets which require a substantial period of time to get them ready for their intended use are capitalised and included as part of cost of the related assets.


     Deferred Taxation

     Provision is made using the liability method for taxation deferred by capital allowances and other timing differences except to the extent that it can be demonstrated with reasonable probability that the timing differences will continue in the foreseeable future. Timing differences giving rise to deferred tax benefits are not recognised.

     Foreign Currency Conversion

     All foreign currency transactions are converted into Ringgit Malaysia at the exchange rates prevailing at the transaction dates or, where settlement has not yet taken place at the end of the financial year, at the approximate exchange rates prevailing on that date. All exchange gains or losses are taken up in the profit and loss account.

     Cash Equivalents

     Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

4.   FIXED ASSETS

                                         ---------------------Cost--------------------------------
                                          Beginning                                       End
              31.12.1999                  of period      Additions      Disposals      of period
            --------------               ------------    ----------    -----------    ------------

Long-term leashold land                   RM   345,191     RM      --    RM       --   RM   345,191
Buildings                                    4,313,779             --             --      4,313,779
Plant and machinery                         42,970,294         90,444             --     43,060,738
Motor vehicles                                 818,837             --       (34,383)        784,454
Office equipment
  furniture & fittings                         856,883         10,976             --        867,859
Capital work-in-progress                            --        178,977             --        178,977
                                          ------------     ----------    -----------   ------------
Total                                     RM49,304,984     RM 280,397    RM (34,383)   RM49,550,998
                                          ============     ==========    ===========   ============


                                   --------------Accumulated Depreciation--------------
                                   Beginning    Charge for                      End        Net book
           31.12.1999              of period    the period     Disposals     of period       value
         --------------          ------------   ----------    -----------   -----------   -----------

Long-term land                    RM    33,284    RM   2,064   RM       -   RM    35,348  RM   309,843
Buildings                              665,639        43,134            -        708,773     3,605,006
Plant and machinery                  6,010,033       528,425            -      6,538,458    36,522,280
Motor vehicles                         721,967        24,942      (34,383)       712,526        71,928
Office equipment,
  furniture and fittings               767,549        25,020            -        792,569        75,290
Capital work-in-progress                     -             -            -              -       178,977
                                  ------------    ----------   -----------   -----------  ------------
Total                             RM 8,198,472    RM 623,585   RM (34,383)   RM8,787,674  RM40,763,324
                                  ============    ==========   ===========   ===========  ============


                                        -------------------------Cost------------------------------
                                                                        Disposals/
                                         Beginning                       Transfer/          End
              30.6.1999                   of year        Additions       Write off        of year
           --------------              ------------     -----------    -------------   ------------
Freehold land                            RM   265,979     RM        -   RM  (265,979)    RM         -
Long-term leasehold land                      345,191               -              -          345,191
Buildings                                   4,553,634           8,720       (248,575)       4,313,779
Plant and machinery                        40,854,801       2,115,493              -       42,970,294
Motor vehicles                                890,837               -        (72,000)         818,837
Office equipment
  furniture fittings                          781,540          75,343              -          856,883
Capital work-
Capital work-in-progress                       76,016       2,040,497     (2,116,513)               -
                                         ------------     -----------   -------------    ------------
Total                                    RM47,767,998     RM4,240,053   RM(2,703,067)    RM49,304,984
                                         ============     ===========   =============    ============

                              ------------------Accumulated Depreciation---------------
                                Beginning     Charge for                        End         Net book
         30.6.1999               of year       the year       Disposals       of year         value
       --------------         ------------    ----------     -----------    -----------    -----------
Freehold land                   RM       --     RM      --    RM      --     RM       --   RM        --
Long-term land                       29,153          4,131            --          33,284        311,907
Buildings                           613,416         90,916       (38,693)        665,639      3,648,140
Plant and machinery               5,364,782        645,251            --       6,010,033     36,960,261
Motor vehicles                      717,078         54,089       (49,200)        721,967         96,870
Office equipment
  furniture and fittings            729,243         38,306            --         767,549         89,334
Capital work-
  in-progress                            --             --            --              --             --
                               ------------     ----------    -----------   ------------   ------------
Total                          RM 7,453,672     RM 832,693    RM (87,893)   RM 8,198,472   RM41,106,512
                               ============     ==========    ===========   ============   ============


     Current charges to plant and machinery include interest costs capitalised of RM Nil (RM31,205 in 30th June, 1999).

5.   ASSOCIATED COMPANY

                                                   31.12.1999      30.6.1999
                                                   ----------     ----------
     Unquoted shares, at cost                      RM 837,902     RM 837,902
     Less: Provision for diminution in value         (837,901)      (837,901)
                                                   ----------     ----------
     Net                                           RM       1     RM       1
                                                   ==========     ==========

     The directors of the Company have made a provision for diminution in the carrying value of the associated company based on the net asset value of the investee company and on the "prudence" concept.

     Had the equity method of accounting been presented, the Company's share of post-acquisition loss in associated company would have been RM Nil (RM802,818 in 30th June, 1999).

6.   STOCKS

                                             31.12.1999      30.6.1999
                                           ------------   ------------
     Finished goods                        RM 5,149,699   RM 1,216,085
     Work-in-progress                           593,989        169,318
     Raw materials                              234,392        274,894
     Consumables                              1,335,955      1,405,498
                                           ------------   ------------
     Total                                 RM 7,314,035   RM 3,065,795
                                           ============   ============

7.   HOLDING COMPANIES AND INTERCOMPANY TRANSACTIONS

                                             31.12.1999      30.6.1999
                                           ------------   ------------
     Amount owing to immediate
       holding company                     RM    33,500   RM    33,500
     Amount owing to intermediate
       holding company                            2,411         83,991
                                           ------------   ------------
     Total                                 RM    35,911   RM   117,491
                                           ============   ============

     The Company is a 52.84% (52.84% at 30th June, 1999) owned subsidiary of Megamin Ventures Sdn. Bhd.. The intermediate and ultimate holding companies are Bonanza Venture Holdings Sdn. Bhd. and Kay Lim Holdings Sdn. Bhd. respectively. All of these companies were incorporated in Malaysia.

     Significant   intercompany  transactions which  were  dealt  with  at
     arm's length during the period are as follows:


                                             31.12.1999      30.6.1999
                                           ------------   ------------
     Related company:
       Trade purchases                     RM 2,149,227   RM 2,987,993
       Trade sales                                   --        594,886
                                           ============   ============

8.   RELATED PARTY TRANSACTIONS

     Included in other creditors and accrued expenses is an amount of RM600 (RM600 at 30th June, 1999) owing to a company in which one of the directors is also a director of the Company.

     Significant related party transaction which was dealt with  at  arm's
     length  during  the  period  comprise professional  fee  of   RM1,200
     (RM2,400 in 30th June, 1999).

9.   BANK BORROWINGS
                                                   31.12.1999       30.6.1999
                                                 ------------     -----------
     Secured:
       Bank overdrafts                           RM 4,194,624    RM 5,643,405
       Export credit refinancing                    4,514,536       5,388,358
       Current portion of term loan (Note 10)       1,400,000          87,707
       Other short-term borrowings                         --       4,000,000
                                                 ------------    ------------
     Total                                       RM10,109,160    RM15,119,470
                                                 ============    ============

     The Company's bank overdraft and other short-term credit facilities with two local banks up to a limit of RM23,900,000 (RM34,900,000 at 30th June, 1999) are secured by legal charges over the Company's long-term leasehold land and debentures with fixed and floating charges over all assets of the Company.

     The above facilities bear interest rates ranging from 3.50% to 9.30% (3.50% to 13.80% in 30th June, 1999) per annum.

10.  LONG-TERM LIABILITIES
                                                   31.12.1999      30.6.1999
                                                 ------------    ------------
     Term loans - Principal outstanding          RM 6,531,854    RM 1,419,561
     Less: Current portion included
           in bank borrowings under
           current liabilities (Note 9)            (1,400,000)        (87,707)
                                                 ------------    ------------
     Long-term portion                           RM 5,131,854    RM 1,331,854
                                                 ============    ============

     The Company has two term loan facilities to the extent of RM6,000,000 and RM2,400,000 with a local bank mentioned in Note 9. The term loans are secured on similar assets and guarantees as disclosed therein and are repayable by 60 monthly instalments of RM100,000 and 48 monthly instalments of RM50,000 each commencing from October, 1999 and September, 2000 respectively. The term loans bear interest rates ranging from 8.80% to 9.65% (9.25% to 14.10% in 30th June, 1999) per annum.

     The long-term portion of the term loan is repayable as follows:

                                                  31.12.1999      30.6.1999
                                                 ------------    ------------
     Within one to two years                     RM 1,800,000    RM   500,000
     Within two to five years                       3,331,854         831,854
                                                 ------------    ------------
                                                 RM 5,131,854    RM 1,331,854
                                                 ============    ============

11.  SHARE CAPITAL

                                                   31.12.1999       30.6.1999
                                                 ------------    ------------
     Ordinary shares of RM1 each:
       Authorised                                RM60,000,000    RM60,000,000
                                                 ============    ============

       Issued and fully paid                     RM24,130,000    RM24,130,000
                                                 ============    ============

12.  UNAPPROPRIATED PROFIT

     Subject to agreement with the Inland Revenue Board, as at 31st December, 1999, the Company has a Section 108 tax credit of approximately RM15,000 (RM15,000 at 30th June, 1999). The Company also has a special tax-exempt account amounting to approximately RM13,000 arising from the waiver of tax on chargeable income for Year of Assessment 2000. Accordingly, the Company may distribute an amount of approximately RM52,000 (RM52,000 at 30th June, 1999) out of its unappropriated profit at 31st December, 1999 without incurring additional tax liability. Any dividend declared and proposed out of the aforesaid tax-exempt account will be tax-exempted in the hands of the shareholders.

13.  TURNOVER

     Turnover represents sales of goods at gross invoiced value less returns.

     The cost of inventories recognised as an expense, applicable to turnover, are as follows:

                                                   31.12.1999       30.6.1999
                                                 ------------    ------------
     Raw materials and consumables               RM 5,595,495    RM 6,527,433
     Net change in inventories of finished
       goods and work-in-progress                  (4,358,285)      2,270,634
     Labour costs                                   1,155,948       2,421,084
     Depreciation and other
       production overheads                         3,123,362       4,057,675
                                                 ------------    ------------
     Total                                       RM 5,516,520    RM15,276,826
                                                 ============    ============

14.  PROFIT BEFORE TAXATION

     Profit before taxation is arrived at:
                                                   31.12.1999       30.6.1999
                                                 ------------    ------------
     After charging:
     Depreciation of fixed assets                RM   623,585    RM   832,693
     Interest on:
       Other short-term borrowings                    135,703         786,431
       Bank overdrafts                                208,361         763,106
       Term loans                                     203,066          88,020
     Directors' remuneration:
       Fee                                                --            6,000
       Other emoluments                               191,520         409,318
       Benefits-in-kind                                 7,830          16,021
     Rental of premises and equipment                 113,260         185,955
     Audit fee:
       Current                                             --          14,000
       Special                                          8,000              --
     Professional fees paid to a company in
       which a director has an interest                 1,200           2,400
     Provision for doubtful debt                           --         307,226
     Provision for diminution in value of
       investment                                          --         282,334
     Fixed asset written off                               --          80,154
                                                 ============    ============

     And crediting:
     Gain on disposal of fixed assets            RM    12,000    RM   711,493
     Rental received                                    6,000          30,200
                                                 ============    ============

15.  PROVISION FOR TAXATION

                                                   31.12.1999       30.6.1999
                                                  -----------     -----------

     Real property gains tax                      RM       --     RM   33,938
                                                  ===========     ===========

     Although the operations of the Company in the current and preceding years resulted in profits, no provision for taxation has been made due to the utilisation of brought forward unabsorbed capital allowances to set-off in full the profits that would otherwise have been subjected to tax. The tax benefits arising from such utilisation is approximately RM374,000.

     Subject to approval from the Inland Revenue Board, at balance sheet date, the Company has estimated unutilised tax losses and unabsorbed capital allowances carried forward amounting to approximately RM13,520,000 (RM13,520,000 at 30th June, 1999) and RM24,179,000
     (RM25,513,000 at 30th June, 1999) respectively which can be carried forward and utilised to set-off against future taxable profits.

     As at 31st December, 1999, the amount of deferred taxation calculated at current tax rate which is not recognised in the accounts are as follows:

                                                       Deferred
                                                  Assets/(Liability)
                                               31.12.1999     30.6.1999
                                               ------------   ------------

     Tax effects of timing differences
       in respect of:
     Excess of  capital allowances
       over book depreciation                  RM(8,372,000)  RM(8,182,000)
     Unabsorbed capital allowances
       and carry forward tax losses              10,556,000     10,929,000
                                               ------------   ------------
     Net                                       RM 2,184,000   RM 2,747,000
                                               ============   ============


16.  CAPITAL COMMITMENTS

                                               31.12.1999      30.6.1999
                                               ----------      ----------
   Approved and contracted
     but not provided for                      RM      --      RM  21,000
                                               ==========      ==========


17.  CONTINGENT LIABILITY

     As at 31st December, 1999, a former employee has filed a claim against the Company for unlawful dismissal amounting to RM71,000. The Company is repudiating the claim on grounds that the dismissal was fair and just. The outcome of this case is presently not determinable.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

STATEMENT BY DIRECTORS



The directors of MALAYSIAN TITANIUM CORPORATION SDN. BHD. state that, in their opinion, the accompanying balance sheet, profit and loss account and cash flow statement, together with the notes thereto, are drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards so as to give a true and fair view of the state of affairs of the Company at 31st December, 1999 and of the results of its business and the cash flows of the period 1st July, 1999 to 31st December, 1999.



Signed in accordance with a resolution of the Directors,


____________________________________________
LEE HEE CHEW


_____________________________________________
TEOH LAY HOCK


Ipoh,
18th January, 2000


MALAYSIAN TITANIUM CORPORATION SDN BHD
BALANCE SHEET AT 31ST DECEMBER, 1999

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP            Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
FIXED ASSETS                        40,763,324                                    40,763,324

ASSOCIATED COMPANY                           1        837,901       802,818           35,084

DEFERRED TAX ASSETS
NON-CURRENT                                 --      2,746,846     1,108,227        1,638,619

CURRENT ASSETS
Stocks                               7,314,035                                     7,314,035
Trade debtors                        4,091,801                                     4,091,801
Other debtors, deposits
 and prepayments                       248,301                                       248,301
Amount owing by
 associated company                         --                                            --
Amount owing by
 related company                            --                                            --
Cash on hand and at banks              121,339                                       121,339
Deferred Tax Assets- Current                          545,534                        545,534
                                  ------------   ------------  ------------     ------------
                                    11,775,476        545,534             0       12,321,010

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP            Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
CURRENT LIABILITIES
Trade creditors                      1,792,032                                     1,792,032
Other creditors and
 accrued expenses                    1,618,543                                     1,618,543
Amount owing to
 holding companies                      35,911                                        35,911
Amount owing to
 related companies                     726,237                                       726,237
Bank borrowings                     10,109,160                                    10,109,160
Provision for taxation                  33,938                                        33,938
                                  ------------   ------------  ------------     ------------
                                    14,315,821                                    14,315,821
                                  ------------   ------------  ------------     ------------
NET CURRENT LIABILITIES             (2,540,345)       545,534             0       (1,994,811)
                                  ------------   ------------  ------------     ------------
                                    38,222,980      4,130,281     1,911,045       40,442,216
LONG-TERM LIABILITY                 (5,131,854)                                   (5,131,854)
                                  ------------   ------------  ------------     ------------
NET ASSETS EMPLOYED                 33,091,126      4,130,281     1,911,045       35,310,362
                                  ============   ============  ============     ============
Represented by:
SHARE CAPITAL                       24,130,000                                    24,130,000
UNAPPROPRIATED PROFIT                8,961,126      1,365,511     3,584,747       11,180,362
                                  ------------   ------------  ------------     ------------
TOTAL CAPITAL EMPLOYED              33,091,126      1,365,511     3,584,747       35,310,362
                                  ============   ============  ============     ============


MALAYSIAN TITANIUM CORPORATION SDN BHD
PROFIT AND LOSS ACCOUNT FOR THE PERIOD 1ST JULY 1999 TO 31ST DECEMBER, 1999

                                 Accounts            Adjustments to Comply
                              Per Malaysian               With US GAAP                  Accounts
                                Standards           Debit              Credit         Per US GAAP
                                    RM                RM                 RM                RM
                             ----------------   ----------------  ----------------   ----------------

TURNOVER                            8,988,436                --                --           8,988,436
                             ================   ================  ================   ================

PROFIT BEFORE TAXATION              1,975,669                                               1,975,669

PROVISION FOR TAXATION                     --            562,693                --           (562,693)
                             ----------------   ----------------  ----------------   ----------------
NET PROFIT                          1,975,669            562,693                --          1,412,976

Unappropriated profit
 at beginning of year               6,985,457            802,818         3,584,747          9,767,386
                             ----------------   ----------------  ----------------   ----------------
UNAPPROPRIATED PROFIT
 AT END OF YEAR                     8,961,126          1,365,511         3,584,747         11,180,362
                             ================   ================  ================   ================

   MALAYSIAN TITANIUM CORPORATION SDN. BHD.
   PERIOD 1ST JULY, 1999 TO 31ST DECEMBER, 1999

   ADJUSTMENTS TO COMPLY WITH US GAAP

1  Provision for taxation -
   Profit and loss Account                           562,693
     Deferred Tax Assets -
     Balance Sheet                                                562,693
                                                   =========    =========
   (Being current period's movement
      in deferred tax assets)

2  Deferred Tax Assets                             2,746,846
     Unappropriated profit
     at beginning of year                                       2,746,846
                                                   =========    =========
   (Being adjustment to recognise
      brought forward deferred
      tax assets)

3  Deferred Tax Assets
   Current Portion                                   545,534
     Deferred Tax Assets
     Non-Current Portion                                          545,534
                                                   =========    =========
   (Being reclassification of current
      portion of deferred tax assets)

4  Unappropriated Profit Brought Forward             802,818
      Associated Company                                          802,818
                                                   =========    =========
   (Being adjustment to recognise MTC's
      share of post-acquisition loss in
      Associated Company for years prior
      to the period 1st July, 1999 to
      31st December, 1999)

5  Associated Company                                837,901
     Unappropriated Profit Brought Forward                        837,901
                                                   =========    =========
   (Being reversal of provision for
      diminution in value of investment
      in Associated Company)

                   MALAYSIAN TITANIUM CORPORATION SDN. BHD.
                            (Company No: 014387-W)
                          (Incorporated in Malaysia)

                             FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE, 1999
                             (In Ringgit Malaysia)

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

DIRECTORS' REPORT

The directors of MALAYSIAN TITANIUM CORPORATION SDN. BHD. have pleasure in submitting their report and the audited accounts of the Company for the financial year ended 30th June, 1999.

PRINCIPAL ACTIVITY

The Company is principally involved in the manufacturing of synthetic rutile and its related products.

There has been no significant change in the nature of this activity during the financial year.

RESULTS OF OPERATIONS

The results of operations of the Company for the financial year are as follows:

     Net profit                                           RM3,306,207
     Unappropriated profit at beginning of year             3,679,250
                                                          -----------
     Unappropriated profit at end of year                 RM6,985,457
                                                          ===========

In the opinion of the directors, the results of operations of the Company during the financial year have not been substantially affected by any item, transaction or event of a material and unusual nature.

DIVIDENDS

No dividend has been paid or declared by the Company since the end of the previous financial year. The directors also do not recommend any dividend payment in respect of the current financial year.

RESERVES AND PROVISIONS

There were no material transfers to or from reserves or provisions during the financial year other than those disclosed in the Accounts.

ISSUE OF SHARES AND DEBENTURES

The Company has not issued any new shares or debentures during the financial year.

SHARE OPTIONS

No options have been granted by the Company to any parties during the financial year to take up unissued shares of the Company.

No shares have been issued during the financial year by virtue of the exercise of any option to take up unissued shares of the Company. As at the end of the financial year, there were no unissued shares of the Company under options.

OTHER FINANCIAL INFORMATION

Before the profit and loss account and balance sheet of the Company were made out, the directors took reasonable steps:

(a) to ascertain that proper action had been taken in relation to the writing off of bad debts and the making of provision for doubtful debts, and have satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts; and

(b)  to   ensure  that any current assets which were unlikely  to  realise
     their  book   values  in the ordinary course of  business  have  been
     written down to their estimated realisable values.

At the date of this report, the directors are not aware of any circumstances:

(a)  which  would   render the amount written off for  bad  debts  or  the
     amount of the provision for doubtful debts in the accounts of the Company inadequate to any substantial extent; or

(b) which would render the values attributed to current assets in the accounts of the Company misleading; or

(c)  which have arisen which render adherence to the  existing  method  of
     valuation  of  assets  or  liabilities  of  the  Company   misleading
     or inappropriate; or

(d) not otherwise dealt with in this report or accounts which would render any amount stated in the accounts of the Company misleading.

At the date of this report, there does not exist:

(a) any charge on the assets of the Company which has arisen since the end of the financial year which secures the liability of any other person; and

(b) any contingent liability of the Company which has arisen since the end of the financial year.

No contingent or other liability has become enforceable or is likely to become enforceable within the period of twelve months after the end of the financial year which, in the opinion of the directors, will or may substantially affect the ability of the Company to meet its obligations as and when they fall due.

In the opinion of the directors, no item, transaction or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of operations of the Company for the financial year in which this report is made.

DIRECTORS

The following directors served on the Board of the Company since the date of the last report:

Thomas Michael Mackey
Lim Chee Seng
Lee Hee Chew
Teoh Lay Hock
Dato' Dr. Abdullah Hasbi bin Haji Hassan
Ryan Hong
Ho Yean

DIRECTORS' INTERESTS

The shareholdings in the Company of those who were directors at the end of the financial year, as recorded in the Register of Directors' Shareholdings kept by the Company under Section 134 of the Companies Act, 1965, are as follows:

                                      No. of Shares of RM1 each
                                 -----------------------------------

     Shares in the Company

     Deemed interest
     Thomas Michael Mackey                    6,380,000
     Lim Chee Seng                            5,000,000
     Ryan Hong                                6,380,000

None of the other directors held shares or have any beneficial interest in the shares of the Company during the financial year. Under the Company's Articles of Association, the directors are not required to hold shares in the Company.

There are no movement in the directors' shareholdings during the financial year.

DIRECTORS' BENEFITS

Since the end of the previous financial year, none of the directors of the Company have received or become entitled to receive any benefit (other than those disclosed as directors' remuneration in the Accounts) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest.

During and at the end of the financial year, no arrangement subsisted to which the Company was a party whereby directors of the Company might acquire benefits by means of the acquisition of shares in, or debentures of, the Company or any other body corporate.

HOLDING COMPANIES

The Company is a subsidiary of Megamin Ventures Sdn. Bhd.. The intermediate and ultimate holding companies are Bonanza Venture Holdings Sdn. Bhd. and Kay Lim Holdings Sdn. Bhd. respectively. All of these companies were incorporated in Malaysia.

AUDITORS

The auditors, Messrs. Deloitte Touche Tohmatsu, have indicated their willingness to continue in office.


On behalf of the Board,




_____________________________________
LEE HEE CHEW




_____________________________________
TEOH LAY HOCK






Ipoh,
6th August, 1999

REPORT OF THE AUDITORS TO THE MEMBERS OF

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)



We have audited the accompanying balance sheet as of 30th June, 1999, the related profit and loss account and cash flow statement, together with the notes thereto, for the year then ended. These accounts are the responsibility of the Company's directors. Our responsibility is to express an opinion on these accounts based on our audit.

We conducted our audit in accordance with approved standards on auditing in Malaysia. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the accounts are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the accounts. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall accounts presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

(a) the accounts are properly drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards in Malaysia so as to give a true and fair view of:

     (i) the state of affairs of the Company as of 30th June, 1999 and of the results and the cash flows of the Company for the year ended on that date; and

     (ii) the matters required by Section 169 of the Act to be dealt with in the accounts; and

(b) the accounting and other records and the registers required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act.

DELOITTE TOUCHE TOHMATSU
AF 0834
Public Accountants

GREGORY WONG GUANG SENG
787/3/01(J/PH)
Partner


6th August, 1999

MALAYSIAN TITANIUM CORPORATION  SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET
AT 30TH JUNE, 1999
                                        Note       1999            1998
                                        ----    -------------   -------------

FIXED ASSETS                             4      RM 41,106,512   RM 40,314,326

ASSOCIATED COMPANY                       5                  1         282,335

CURRENT ASSETS
Stocks                                   6          3,065,795       5,159,902
Trade debtors                            7          4,176,503       6,553,461
Other debtors, deposits
  and prepayments                                   1,366,963         272,483
Amount owing by associated company       8                 --         418,776
Amount owing by a related company        9             44,590              --
Cash on hand and at banks                              47,211           6,224
                                                    8,701,062      12,410,846

CURRENT LIABILITIES
Trade creditors                                       847,252         922,806
Other creditors and accrued expenses     7          1,242,113       2,570,260
Amount owing to holding companies        9            117,491         233,641
Amount owing to related companies        9                 --          40,255
Bank borrowings                          10        15,119,470      21,343,588
Provision for taxation                                 33,938              --
                                                   17,360,264      25,110,550
NET CURRENT LIABILITIES                           (8,659,202)    (12,699,704)
                                                -------------   -------------
                                                   32,447,311      27,896,957

LONG-TERM LIABILITY                      11        (1,331,854)        (87,707)
                                                -------------   -------------
NET ASSETS EMPLOYED                             RM 31,115,457   RM 27,809,250
                                                =============   =============

Represented by:

SHARE CAPITAL                            12     RM 24,130,000   RM 24,130,000

UNAPPROPRIATED PROFIT                    13         6,985,457       3,679,250
                                                -------------   -------------
TOTAL CAPITAL EMPLOYED                          RM 31,115,457   RM 27,809,250
                                                =============   =============

The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION  SDN. BHD.
(Incorporated in Malaysia)

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30TH JUNE, 1999


                                   Note         1999            1998
                                   ----      -------------   -------------

TURNOVER                            14       RM 22,030,064   RM 34,355,296
                                             =============   =============

PROFIT BEFORE TAXATION              15       RM  3,340,145   RM  3,550,012

PROVISION FOR TAXATION              16             (33,938)             --
                                             -------------   -------------
NET PROFIT                                       3,306,207       3,550,012

Unappropriated profit at
  beginning of  year                             3,679,250         129,238
                                             -------------   -------------
UNAPPROPRIATED PROFIT AT END
  OF YEAR                                    RM  6,985,457   RM  3,679,250
                                             =============   =============




The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

CASHFLOW STATEMENT
FOR THE YEAR ENDED 30TH JUNE, 1999
                                                 1999            1998
                                             --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation                         RM 3,340,145    RM 3,550,012
Adjustments for:
  Interest expense                                1,637,557       2,238,812
  Depreciation of fixed assets                      832,693       1,311,232
  Provision for doubtful debt                       307,226              --
  Provision for diminution
    in value of investment                          282,334         555,567
  Fixed asset written off                            80,154              --
  Stocks written off                                  7,237              --
  Gain on disposal of fixed assets                 (711,493)             --
                                             --------------  --------------
Operating Profit Before
  Working Capital Changes                         5,775,853       7,655,623
Decrease in stocks                                2,086,870       2,990,222
Decrease/(Increase) in trade
  and other receivables                           2,339,438      (2,419,629)
Decrease in trade and other payables             (1,560,106)     (4,819,527)
                                             --------------  --------------
Cash Generated From Operations                    8,642,055       3,406,689
Interest paid                                    (1,549,537)     (2,062,667)
                                             --------------  --------------
Net Cash From Operating Activities                7,092,518       1,344,022

CASH FLOWS FROM INVESTING ACTIVITIES
Deposits received from disposal
  of property                                       110,000              --
Proceeds from disposal of
  other fixed assets                                 30,000           2,448
Purchase of fixed assets                         (2,123,540)       (845,704)
                                             --------------  --------------
Net Cash Used In Investing Activities            (1,983,540)       (843,256)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from term loan                           1,331,854              --
Repayment of  term loan                            (988,020)     (1,076,145)
Proceeds from issuance of shares                         --       2,130,000
                                             --------------  --------------
Net Cash From Financing Activities                  343,834       1,053,855
                                             --------------  --------------

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

CASHFLOW STATEMENT
FOR THE YEAR ENDED 30TH JUNE, 1999

                                                 1999            1998
                                             --------------  --------------
NET INCREASE IN CASH
  AND CASH EQUIVALENTS                       RM   5,452,812  RM   1,554,621

CASH AND CASH EQUIVALENTS
  AT BEGINNING OF YEAR                          (20,437,364)    (21,991,985)
                                             --------------  --------------
CASH AND CASH EQUIVALENTS
  AT END OF YEAR                             RM (14,984,552) RM (20,437,364)
                                             ==============  ==============
CASH AND CASH EQUIVALENTS
Cash and cash equivalents included
  in the cash flow statement
  comprise the following
  balance sheet amounts:
Cash on hand and at banks                    RM      47,211  RM       6,224
Bank overdrafts                                  (5,643,405)     (8,730,412)
Export credit refinancing                        (5,388,358)     (7,713,176)
Other short-term borrowings                      (4,000,000)     (4,000,000)
                                             --------------  --------------
Cash and cash equivalents                    RM (14,984,552) RM (20,437,364)
                                             ==============  ==============



The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS

1.   PRINCIPAL ACTIVITY

     The Company is principally involved in the manufacturing of synthetic rutile and its related products.

     There has been no significant change in the nature of this activity during the financial year.

2.   BASIS OF PREPARATION OF ACCOUNTS

     The accounts of the Company have been prepared in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards of the Malaysian Accounting Standards Board.

3.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Accounting

     The accounts of the Company have been prepared under the historical cost convention.

     Depreciation of Fixed Assets

     Fixed assets are stated at cost less accumulated depreciation.

     Freehold land and capital work-in-progress are not depreciated while long-term leasehold land is amortised evenly over the period of the lease. Plant and machinery is depreciated based on units of production over the plant's normal capacity for an estimated life of 15 years.

     Depreciation of other fixed assets is computed using the straight-line method at the following annual rates based on the estimated useful lives of the various assets:

           Buildings                                           2%
           Motor vehicles                                     20%
           Office equipment, furniture and fittings         15 - 20%

     Associated Company

     An associated company is a company in which the Company has a long-term equity investment of 20% to 50% and where the Company is in a position to exercise significant influence through management participation.

     The Company has an equity interest of 40% (40% in 1998) in an associated company, Fluid Minerals Espanola (FME) (a company incorporated in Spain), whose principal activity is manufacturing and sales of hitox pigment.

     Investment in associated company is stated at cost unless, in the opinion of the directors, there is a permanent diminution in the value of investment in which case provision is made for the diminution in value.

     Stocks

     Stocks are stated at the lower of cost and net realisable value. Cost is determined on the "weighted average" method.

     Cost of raw materials, consumables and trading goods comprise the original purchase price plus cost of bringing these stocks to location. Cost of finished goods and work-in-progress include the cost of raw materials and an appropriate allocation of labour cost and manufacturing overheads.

     Capitalisation of Borrowing Cost

     Borrowing costs incurred on the acquisition and construction of fixed assets which require a substantial period of time to get them ready for their intended use are capitalised and included as part of cost of the related assets.

     Deferred Taxation

     Provision is made using the liability method for taxation deferred by capital allowances and other timing differences except to the extent that it can be demonstrated with reasonable probability that the timing differences will continue in the foreseeable future. Timing differences giving rise to deferred tax benefits are not recognised.

     Foreign Currency Conversion

     All foreign currency transactions are converted into Ringgit Malaysia at the exchange rates prevailing at the transaction dates or, where settlement has not yet taken place at the end of the financial year, at the approximate exchange rates prevailing on that date. All exchange gains or losses are taken up in the profit and loss account.

     Cash Equivalents

     Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

4.   FIXED ASSETS

                                    ----------------------------- Cost --------------------------
                                                                     Disposals/
                                     Beginning                       Transfer/
              1999                    of year           Additions    Write off       End of year
             ------                 -------------     -----------   -------------   -------------
Freehold land                       RM    265,979      RM      --   RM  (265,979)   RM         --
Long-term leasehold land                  345,191              --             --          345,191
Buildings                               4,553,634           8,720       (248,575)       4,313,779
Plant and machinery                    40,854,801       2,115,493             --       42,970,294
Motor vehicles                            890,837              --        (72,000)         818,837
Office equipment
  furniture and fittings                  781,540          75,343             --          856,883
Capital work-in-progress                   76,016       2,040,497     (2,116,513)              --
                                    -------------     -----------   -------------   -------------
Total                               RM 47,767,998     RM4,240,053   RM(2,703,067)   RM 49,304,984
                                    =============     ===========   =============   =============

<TABLE/>




                              --------------- Accumulated Depreciation ------------
                                               Charge
                               Beginning        for         Disposals/      End         Net book
            1999                of year       the year     Write off      of year         value
           ------             -----------    ---------     ----------   -----------   ------------
Freehold land                  RM       --     RM     --     RM     --    RM      --   RM        --
Long-term leasehold land            29,153         4,131            --        33,284        311,907
Buildings                          613,416        90,916       (38,693)      665,639      3,648,140
Plant and machinery              5,364,782       645,251            --     6,010,033     36,960,261
Motor vehicles                     717,078        54,089       (49,200)      721,967         96,870
Office equipment
  furniture and fittings           729,243        38,306            --       767,549         89,334
Capital work-in-progress                --            --            --            --             --
                               -----------     ---------    ----------   -----------   ------------
Total                          RM7,453,672     RM832,693    RM (87,893)  RM8,198,472   RM41,106,512
                               ===========     =========    ==========   ===========   ============
<TABLE/>


                                   ------------------------ Cost -------------------------------
                                     Beginning                       Disposals/         End
              1998                    of year           Additions     Transfer        of year
             ------                -------------      -----------  -------------   -------------
Freehold land                       RM    265,979     RM       --   RM        --   RM     265,979
Long-term leasehold land                  345,191              --             --          345,191
Buildings                               4,553,634              --             --        4,553,634
Plant and
Plant and Machinery                    39,640,217       1,214,584             --       40,854,801
Motor vehicles                            837,837          53,000             --          890,837
Office equipment
  furniture and fittings                  762,033          23,327         (3,820)         781,540
Capital work-in-progress                  521,223         759,476     (1,204,683)          76,016
                                     ------------     -----------   -------------    ------------
Total                                RM46,926,114     RM2,050,387   RM(1,208,503)    RM47,767,998
                                     ============     ===========   =============    ============


<TABLE/>




                               --------------- Accumulated Depreciation --------------
                                                Charge
                                Beginning         for                         End         Net book
            1998                 of year       the year      Disposals      of year         value
           ------              ------------    ---------     ----------    -----------   ------------
Freehold land                   RM       --     RM      --    RM    --      RM      --    RM  265,979
Long-term leasehold land             25,022          4,131          --          29,153        316,038
Buildings                           522,343         91,073          --         613,416      3,940,218
Plant and machinery               4,241,031      1,123,751          --       5,364,782     35,490,019
Motor vehicles                      656,306         60,772          --         717,078        173,759
Office equipment
  furniture and fittings            699,110         31,505      (1,372)        729,243         52,297
Capital work-in-progress                 --             --          --              --         76,016
                                -----------    -----------    ---------    -----------   ------------
Total                           RM6,143,812    RM1,311,232    RM(1,372)    RM7,453,672   RM40,314,326
                                ===========    ===========    =========    ===========   ============

<TABLE/>

       Current charges to plant and machinery include interest costs capitalised of RM31,205 (RM Nil in 1998).


5.   ASSOCIATED COMPANY

                                                  1999          1998
                                                -----------   -----------

Unquoted shares, at cost                        RM  837,902   RM  837,902
Less: Provision for diminution in value            (837,901)     (555,567)

Net                                             RM        1   RM  282,335
                                                ===========   ===========

     The directors of the Company have made a provision for diminution in the carrying value of the associated company based on the net asset value of the investee company and on the "prudence" concept.

     Had the equity method of accounting been presented, the Company's share of post-acquisition loss in associated company would have been RM802,818 (RM380,376 in 1998).


6.   STOCKS

                                              1999            1998
                                           -------------   -------------

     Finished goods                         RM 1,216,085    RM 3,096,631
     Work-in-progress                            169,318         386,378
     Raw materials                               274,894          79,242
     Consumables                               1,405,498       1,597,651
                                           -------------   -------------
     Total                                  RM 3,065,795    RM 5,159,902
                                            ============    ============

7.   RELATED PARTY TRANSACTIONS

     Included in the following current assets and liabilities are amounts owing by and to certain companies in which one of the directors is also a director of the Company:

                                                1999            1998
                                              ------------    ------------

     Trade debtors                            RM        --    RM 6,463,289
     Other creditors and accrued expenses              600             848
                                              ============    ============

     The above balances arose mainly out of normal trade transactions and payments on behalf.

     Significant related party transactions which were dealt with at arm's length during the year comprise of professional fees paid amounting to RM2,400 (RM2,400 in 1998).

8.  AMOUNT OWING BY ASSOCIATED COMPANY
                                                  1999            1998
                                               ------------    ------------

     Gross                                     RM   307,226    RM   418,776
     Less: Provision for doubtful debt             (307,226)             --
                                               ------------    ------------
     Net                                       RM        --    RM   418,776
                                               ============    ============

     Transactions with the associated company during the financial year include trade sales amounting to RM34,196 (RM304,250 in 1998).


9.   HOLDING COMPANIES AND INTERCOMPANY TRANSACTIONS

                                                 1999            1998
                                             ------------    ------------
     Amount owing to immediate
       holding company                       RM    33,500    RM    33,500
     Amount owing to intermediate
       holding company                             83,991         200,141
                                             ------------    ------------
     Total                                   RM   117,491    RM   233,641
                                             ============    ============

     The  Company is a 52.84% (52.84% in 1998) owned subsidiary of Megamin
     Ventures  Sdn. Bhd..  The intermediate and ultimate holding companies are Bonanza Venture Holdings Sdn. Bhd. and Kay Lim Holdings Sdn. Bhd.
     respectively.     All  of  these  companies   were  incorporated   in
     Malaysia.

     Significant   intercompany  transactions which  were  dealt  with  at
     arm's length during the year are as follows:

                                                 1999            1998
                                             ------------    ------------
     Related company
       Trade purchases                       RM 2,987,993    RM 6,195,203
       Trade sales                                594,886         211,050
       Sales of fixed assets                           --           2,448
                                             ============    ============

     Intermediate holding company
       Management fees                       RM        --    RM     6,250
                                             ============    ============

     Immediate holding company
       Interest on advances                  RM        --     RM     4,609
                                             ============    ============

10.  BANK BORROWINGS
                                                1999            1998
                                            -------------   -------------
     Secured:
       Bank overdrafts                      RM  5,643,405   RM  8,730,412
       Export credit refinancing                5,388,358       7,713,176
       Current portion of term loan                87,707         900,000
     (Note 11)
       Other short-term borrowings              4,000,000       4,000,000
                                            -------------   -------------
     Total                                  RM 15,119,470   RM 21,343,588
                                            =============   =============


     The Company's bank overdraft and other short-term  credit  facilities with  two local banks up to a limit of RM34,900,000 (RM34,900,000  in
     1998)  are  secured   by legal charges over the  Company's  long-term
     leasehold  land and debentures  with fixed and floating charges  over all assets of the Company.

     The above facilities bear interest rates ranging from 3.50% to 13.80%
     (7.70% to 14.30% in 1998) per annum.

11.  LONG-TERM LIABILITY

                                                   1999            1998
                                               -------------   -------------

     Term loans - Principal outstanding        RM  1,419,561   RM    987,707
     Less: Current portion included in
           bank borrowings under
           current liabilities (Note 10)             (87,707)       (900,000)
                                               -------------   -------------
     Long-term portion                         RM  1,331,854   RM     87,707
                                               =============   =============

     The Company has two term loan facilities to the extent of RM6,300,000 and RM2,400,000 with the two local banks mentioned in Note 10. The term loans are secured on similar assets and guarantees as disclosed therein and are repayable by 28 quarterly instalments of RM225,000 and 48 monthly instalments of RM50,000 each commencing from April, 1993 and September, 2000 respectively. The term loans bear interest rates ranging from 9.25% to 14.10% (11.30% to 14.30% in 1998) per annum.

12.  SHARE CAPITAL
                                                 1999             1998
                                             -------------    -------------
     Ordinary shares of RM1 each:
       Authorised                            RM 60,000,000    RM 60,000,000
                                             =============    =============
       Issued and fully paid
         Balance at beginning of year        RM 24,130,000    RM 22,000,000
         Add: Rights issue=                             --        2,130,000
                                             -------------    -------------
         Balance at end of year              RM 24,130,000    RM 24,130,000
                                             =============    =============


13.  UNAPPROPRIATED PROFIT

     Subject to agreement with the Inland Revenue Board, as at 30th  June,
     1999,  the  Company  has  a Section 108 tax credit  of  approximately
     RM15,000  (RM15,000  in 1998). The Company also has  a  special  tax-
     exempt  account arising from the waiver of chargeable income for  the basis  period ended 1999 of approximately RM13,000. Accordingly,  the
     Company  may distribute an amount of approximately RM52,000 (RM39,000 in  1998) out of its unappropriated profit at 30th June, 1999 without
     incurring  additional  tax  liability.   Any  dividend  declared  and
     proposed out of the aforesaid tax-exempt account will be tax-exempted in the hands of the shareholders.

14.  TURNOVER

     Turnover represents sales of goods at gross invoiced value less returns.

     The cost of inventories recognised as an expense, applicable to turnover, are as follows:

                                               1999            1998
                                          -------------   -------------

     Raw materials and consumables        RM  6,527,433   RM 12,778,935
     Net change in inventories of
     finished
       goods and work-in-progress             2,270,634       3,204,159
     Labour costs                             2,421,084       2,792,591
     Depreciation and other
       production overheads                   4,057,675       6,636,070
                                          -------------   -------------
     Total                                RM 15,276,826   RM 25,411,755
                                          =============   =============


15.  PROFIT BEFORE TAXATION

     Profit before taxation is arrived at:
                                                 1999            1998

     After charging:
     Depreciation of fixed assets             RM   832,693    RM 1,343,347
     Interest on:
       Other short-term borrowings                 786,431       1,119,708
       Bank overdrafts                             763,106         938,350
       Term loans                                   88,020         176,145
       Advances from holding company                    --           4,609
     Directors' remuneration:
       Fee                                           6,000          15,000
       Other emoluments                            409,318         344,052
       Benefits-in-kind                             16,021           9,652
     Provision for doubtful debt                   307,226              --
     Provision for diminution
       in value of investment                      282,334         555,567
     Rental of premises and equipment              185,955         221,346
     Fixed asset written off                        80,154              --
     Audit fee                                      14,000          14,000
     Professional fees paid
       to a company in which a
       director has an interest                      2,400           2,400
                                               ===========     ===========

     And crediting:
     Gain on disposal of fixed assets          RM  711,493     RM       --
     Rental received                                30,200              --
                                               ===========     ===========

16.  PROVISION FOR TAXATION
                                                 1999            1998
                                             -----------     -----------

     Real property gains tax                 RM   33,938     RM       --
                                             ===========     ===========

     Although  the operations of the Company in the current and  preceding years  resulted in profits, no provision for taxation has  been  made
     due   to  the  utilisation  of  brought  forward  unabsorbed  capital allowances  to set-off in full the profits that would otherwise  have
     been   subjected  to  tax.   The  tax  benefits  arising  from   such
     utilisation is approximately RM1,093,000 (RM1,547,000 in 1998).

     No provision for taxation has been made in the accounts in respect of rental income because in accordance with the 1999 budget, tax on rental income earned in the year of assessment 2000 will be waived.



     Subject to approval from the Inland Revenue Board, at balance   sheet
     date,  the Company has estimated unutilised tax losses and unabsorbed
     capital   allowances  carried  forward  amounting  to   approximately
     RM13,520,000 (RM13,520,000 in 1998) and RM25,513,000 (RM21,528,000 in
     1998) respectively which can be carried forward and utilised to  set-
     off against future taxable profits.

     As at 30th June, 1999, the amount of deferred taxation calculated at current tax rate which is not recognised in the accounts are as follows:

                                               Deferred Assets/(Liability)
                                                  1999            1998
                                               -------------   -------------
     Tax effects of timing differences
       in respect of:
     Excess of  capital allowances
       over book depreciation                  RM(8,182,000)   RM(6,278,000)
     Unabsorbed capital allowances
       and carry forward tax losses               10,929,000       9,813,000
                                               -------------   -------------
     Net                                       RM  2,747,000   RM  3,535,000
                                               =============   =============

17.  CAPITAL COMMITMENTS

                                                    1999            1998
                                                 ----------      ----------
     Approved and contracted
       but not provided for                      RM  21,000      RM      --
                                                 ==========      ==========

18.  CONTINGENT LIABILITY

     As  at  30th June, 1999, a former employee has filed a claim  against
     the  Company  for  unlawful dismissal amounting  to  RM71,000.    The
     Company  is repudiating the claim on  grounds that the dismissal  was
     fair  and  just.   The  outcome  of   this  case  is  presently   not
     determinable.

19.  COMPARATIVE FIGURES

     Certain comparative figures in the accounts have been reclassified to conform with current year's presentation.


MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

STATEMENT BY DIRECTORS

The directors of MALAYSIAN TITANIUM CORPORATION SDN. BHD. state that, in their opinion, the accompanying balance sheet, profit and loss account and cash flow statement, together with the notes thereto, are drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards so as to give a true and fair view of the state of affairs of the Company at 30th June, 1999 and of the results of its business and the cash flows for the year ended on that date.

Signed in accordance with a resolution of the Directors,

____________________________________________
LEE HEE CHEW

____________________________________________
TEOH LAY HOCK

Ipoh,
6th August, 1999

DECLARATION BY THE DIRECTOR PRIMARILY RESPONSIBLE FOR
THE FINANCIAL MANAGEMENT OF THE COMPANY

I,  LEE  HEE  CHEW, the director primarily responsible for  the  financial
management   of MALAYSIAN TITANIUM CORPORATION SDN. BHD., do solemnly  and
sincerely   declare that the accompanying balance sheet, profit  and  loss account and cash flow statement, together with the notes thereto, are,  in my  opinion,  correct  and I make this solemn declaration  conscientiously believing the  same to be true, and by virtue of  the  provisions  of  the
Statutory Declarations Act, l960.

Subscribed and solemnly declared by the above named LEE HEE
CHEW  at  IPOH  in the State of  PERAK DARUL  RIDZUAN  this
_____day of ______, 1999


____________________________________________
Before me,

____________________________________________
COMMISSIONER FOR OATHS




MALAYSIAN TITANIUM CORPORATION SDN BHD
BALANCE SHEET AT 30TH JUNE, 1999

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP            Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
FIXED ASSETS                        41,106,512                                    41,106,512

ASSOCIATED COMPANY                           1        837,901       802,818           35,084

DEFERRED TAX ASSETS                                 3,535,714     1,593,855        1,941,859

CURRENT ASSETS
Stocks                               3,065,795                                     3,065,795
Trade debtors                        4,176,503                                     4,176,503
Other debtors, deposits
 and prepayments                     1,366,963                                     1,366,963
Amount owing by
 associated company                         --                                            --
Amount owing by
 related company                        44,590                                        44,590
Cash on hand and at banks               47,211                                        47,211
Deferred Tax Assets                                   804,987                        804,987
                                  ------------   ------------  ------------     ------------
                                     8,701,062        804,987             0        9,506,049
                                  ============   ============  ============     ============

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP            Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
CURRENT LIABILITIES
Trade creditors                        847,252                                       847,252
Other creditors and
 accrued expenses                    1,242,113                                     1,242,113
Amount owing to
 holding companies                     117,491                                       117,491
Amount owing to
 related companies                          --                                            --
Bank borrowings                     15,119,470                                    15,119,470
Provision for taxation                  33,938                                        33,938
                                  ------------   ------------  ------------     ------------
                                    17,360,264              0             0       17,360,264
                                  ------------   ------------  ------------     ------------
NET CURRENT LIABILITIES             (8,659,202)       804,987             0       (7,854,215)
                                  ------------   ------------  ------------     ------------
                                    32,447,311      5,178,602     2,396,673       35,229,240
LONG-TERM LIABILITY                 (1,331,854)                                   (1,331,854)
                                  ------------   ------------  ------------     ------------
NET ASSETS EMPLOYED                 31,115,457      5,178,602     2,396,673       33,897,386
                                  ============   ============  ============     ============
Represented by:
SHARE CAPITAL                       24,130,000                                    24,130,000
UNAPPROPRIATED PROFIT                6,985,457      1,591,686     4,373,615        9,767,386
                                  ------------   ------------  ------------     ------------
TOTAL CAPITAL EMPLOYED              31,115,457      1,591,686     4,373,615       33,897,386
                                  ============   ============  ============     ============


MALAYSIAN TITANIUM CORPORATION SDN BHD
PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE, 1999

                                 Accounts            Adjustments to Comply
                              Per Malaysian               With US GAAP                  Accounts
                                Standards           Debit              Credit         Per US GAAP
                                    RM                RM                 RM                RM
                             ----------------   ----------------  ----------------   ----------------

TURNOVER                           22,030,064                 --                --         22,030,064
                             ================   ================  ================   ================

PROFIT BEFORE TAXATION              3,340,145            422,442           282,334          3,200,037

PROVISION FOR TAXATION               (33,938)            788,868                          (822,806)
                             ----------------   ----------------  ----------------   ----------------
NET PROFIT                          3,306,207          1,211,310           282,334          2,377,231

Unappropriated profit
 at beginning of year               3,679,250            380,376         4,091,281          7,390,155
                             ----------------   ----------------  ----------------   ----------------
UNAPPROPRIATED PROFIT
 AT END OF YEAR                     6,985,457          1,591,686         4,373,615          9,767,386
                             ================   ================  ================   ================

   MALAYSIAN TITANIUM CORPORATION SDN. BHD.
   YEAR ENDED 30TH JUNE, 1999

   ADJUSTMENTS TO COMPLY WITH US GAAP

1  Provision for taxation - P&L                      788,868
     Deferred Tax Assets- B/S                                     788,868
                                                   =========    =========
   (Being current year's movement
      in deferred tax assets)

 2 Deferred Tax Assets                             3,535,714
     Unappropriated profit
     at beginning of year                                       3,535,714
                                                   =========    =========
   (Being adjustment to recognise
      brought forward deferred assets)

 3 Deferred Tax Assets
   Current Portion                                   804,987
     Deferred Tax Assets
     Non-Current Portion                                          804,987
                                                   =========    =========
   (Being reclassification of current
      portion of defered tax assets)

 4 Unappropriated Profit Brought Forward             380,376
      Associated Company                                          380,376
                                                   =========    =========
   (Being adjustment to recognise MTC's
      share of post-acquisition loss in
      Associated Company for years prior
      to 1999)

 5 Associated Company                                837,901
     Unappropriated Profit Brought Forward                        555,567
     Profit Before Taxation                                       282,334
                                                   =========    =========
   (Being reversal of provision for
      diminution in value of investment
      in Associated Company)

 6 Share of results in
   Associated Company-P&L                            422,442
     Associated Company-B/S                                       422,442
                                                   =========    =========
   (Being adjustment to equity
      account for the results of the
      Associated Company in 1999)

                 MALAYSIAN TITANIUM CORPORATION SDN. BHD.
                          (Company No: 014387-W)
                        (Incorporated in Malaysia)

                           FINANCIAL STATEMENTS
                    FOR THE YEAR ENDED 30TH JUNE, 1998
                           (In Ringgit Malaysia)

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

DIRECTORS' REPORT

The directors of MALAYSIAN TITANIUM CORPORATION SDN. BHD. have pleasure in submitting their report and the audited accounts of the Company for the financial year ended 30th June, 1998.

PRINCIPAL ACTIVITY

The Company is principally involved in the manufacturing of synthetic rutile.

There has been no significant change in the nature of this activity during the financial year.

RESULTS OF OPERATIONS

The results Of operations of the Company for the financial year are as follows:

     Net profit                                             RM3,550,012
     Unappropriated profit at beginning of year                 129,238
                                                            -----------
     Unappropriated profit at end of year                   RM3,679,250
                                                            ===========

In the opinion of the directors, the results of operations of the Company during the financial year have not been substantially affected by any item, transaction or event of a material and unusual nature.

DIVIDENDS

No dividend has been paid or declared by the Company since the end of the previous financial year. The directors also do not recommend any dividend payment in respect of the current financial year.

RESERVES AND PROVISIONS

There were no material transfers to or from reserves or provisions during the financial year other than those disclosed in the Accounts.

ISSUE OF SHARES AND DEBENTURES

At an Extraordinary General Meeting held on 23rd June, 1997, the shareholders approved a rights issue of 3,000,000 new ordinary shares of RMI each at par on the basis of three (3) new ordinary shares for every twenty-two (22) existing shares held. However, as at the date of the report, 2,130,000 new ordinary shares of RMI each has been subscribed. These new shares rank pari passu with the then existing shares of the Company.

The Company has not issued any debentures during the financial year.

SHARE OPTIONS

No options have been granted by the Company to any parties during the financial year to take up unissued shares of the Company.

No shares have been issued during the financial year by virtue of the exercise of any option to take up unissued shares of the Company. As at the end of the financial year, there were no unissued shares of the Company under options.

OTHER FINANCIAL INFORMATION

Before the profit and loss account and balance sheet of the Company were made out, the directors took reasonable steps:

(a) to ascertain that proper action had been taken in relation to the writing off of bad debtsand the making of provision for doubtful debts, and have satisfied themselves that all known bad debts had been written off and that adequate provision had been made fordoubtful debts; and

(b) to ensure that any current assets which were unlikely to realise their book values in the ordinary course of business have been written down to their estimated realisable values.

At the date of this report, the directors are not aware of any circumstances:

(a) which would render the amount written off for bad debts or the amount of the provision for doubtful debts in the accounts of the Company inadequate to any substantial extent; or

(b) which would render the values attributed to current assets in the accounts of the Company misleading; or

(c) which have arisen which render adherence to the existing method of valuation of assets or liabilities of the Company misleading or inappropriate; or

(d)  not  otherwise dealt with in this report or accounts which  would
     render   any  amount  stated  in  the  accounts  of  the  Company
     misleading.

At the date of this report, there does not exist:

(a) any charge on the assets of the Company which has arisen since the end of the financial year which secures the liability of any other person; and

(b) any contingent liability of the Company which has arisen since the end of the financial year.

No contingent or other liability has become enforceable or is likely to become enforceable within the period of twelve months after the end of the financial year which, in the opinion of the directors, will or may substantially affect the ability of the Company to meet its obligations as and when they fall due.

In the opinion of the directors, no item, transaction or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of operations of the Company for the financial year in which this report is made.

DIRECTORS

The following directors served on the Board of the Company since the date of the last report:

Dato'Lim Keng Kay (Resigned on 8.10.1998)
Thomas Michael Mackey
Lim Chee Seng
Lee Hee Chew
Teoh Lay Hock (Appointed on 6.4.1998)
Dato' Dr. Abdullah Hasbi bin Haji Hassan (Appointed on 6.4.1998)
Ryan Hong (Appointed on 28.7.1998)
Ho Yean (alternate to Dato' Lim Keng Kay; appointed on 6.4.1998)
Hong Slew Sing @ Johnny Fong (Deceased on 19.12.1997)
Yei Hong Chang (Resigned on 15.1.1998)
Tan Sri Dato'Abdullah Bin Ayub (Resigned on 17.3.1998)
Tan Hock Beng (alternate to Lim Chee Seng; resigned on 30.9.1997) Teoh Lay Hock (alternate to Dato' Lim Keng Kay; resigned on 6.4.1998)

DIRECTORS' INTERESTS

The shareholdings in the Company and in related companies of those who were directors at the end of the financial year, as recorded in the Register of Directors' Shareholdings kept by the Company under Section 134, are as follows:

No. of Shares of RM I each

                               Balance at                         Balance at
                                1.7.1997      Bought      Sold     30.6.1998
                               -----------   ----------  -----     -----------
Shares in the Company
Deemed interest
Dato'Lim Keng Kay               11,200,000    1,530,000    --       12,750,000
Lim Chee Seng                    4,400,000      600,000    --        5,000,000

Shares in ultimate holding
  Company
Kay Lim Holdings Sdn. Bhd.

Registered in name of
  a director
Dato' Lim Keng Kay               2,280,000      --         --        2,280,000

Deemed interest
Dato' Lim Keng Kay                 720,000      --         --          720,000

None of the other directors have any other interest in the shares of the Company or its related companies during the financial year.

In addition, by virtue of Dato' Lim Keng Kay having an interest of more than 15% of the shares in the ultimate holding company, he is deemed to have an interest in the shares of the immediate holding company and its related companies to the extent of the ultimate holding company's shareholdings held therein.

DIRECTORS' BENEFITS

Since the end of the previous financial year, none of the directors of the Company have received or become entitled to receive any benefit (other than those disclosed as directors' remuneration in the Accounts) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial fin~ncial interest except for any benefit which may be deemed to have allsen by virtue of the following:

(a) sale and purchase of goods in the ordinary course of business to a company in which Dato' Lim Keng Kay has an interest; and

(b) provision of professional services to the Company by a company in which Dato' Lim Keng Kay has substantial interest.

During and at the end of the financial year, no arrangement subsisted to which the Company was a party whereby directors of the Company might acquire benefits by means of the acquisition of shares in, or debentures of, the Company or any other body corporate.

HOLDING COMPANIES

The Company is a subsidiary of Megamin Ventures Sdn. Bhd. The intermediate and ultimate holding companies are Bonanza Venture Holdings Scln. Bhd. and Kay, Lim Holdings Sdn, Bhd. respectively. All of these companies were incorporated in Malaysia.

AUDITORS

The auditors. Messrs. Deloitte Touche Tohmatsu, have indicated their 'Aillineness to continue III office.

On behalf of the Board



LEE HEE CHEW
------------
Lee Hee Chew


TEOH LAY HOCK
-------------
Teoh Lay Hock


Ipoh.
28 OCT 1998

Deloitte Touche Tohmatsu
Public Accountants


Company No: 014387-W




REPORT OF THE AUDITORS TO THE MEMBERS OF
MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(incorporated in Malaysia)

We have audited the accompanying balance sheet, profit and loss account and cash flow statement. together with the notes thereto, in accordance with approved auditing standards,

In our opinion'.

(a) the abovementioned accounts are properly drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards so as to give a true and fair view of

     (i) the state of affairs of the Company at 30th June, 1998 and of the results and the cash flows of the Company for the year ended on that date: and

     (ii) the matters required by Section 169 of the Act to be dealt with in the accounts, a n d

(b) the accounting and other records and the registers required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act,


DELOITTE TOUCHE TOHMATSU
AF 0834
Public Accountants


GREGORY WONG GUANG SENG
7871/3/9 VPH)
Partner
28TH October, 1998

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)
BALANCESHEET
AT 30TH JUNE, 1998

                                        Notes        1998           1997
                                        -----     ------------   ------------
FIXED ASSETS                              4       RM40,314,326   RM40,782,302

ASSOCIATED COMPANY                        5            282,335        837,902

CURRENT ASSETS
Stocks                                    6          5,159,902      8,150,124
Trade debtors                             7          6,553,461      3,842,680
Other debtors, deposits
  and prepayments                      7 & 8           272,483        746,462
Amount owing by associated company                     418,776        235,949
Cash on hand and at banks                                6,224         11,362
                                                  ------------   ------------
                                                    12,410,846     12,986,577
                                                  ------------   ------------
CURRENT LIABILITIES
Trade creditors                                        922,806      1,735,317
Other creditors and
  accrued expenses                        7          2,570,260      4,114,523
Amount owing to holding companies         9            233,641      1,252,833
Amount owing to related companies         9             40,255      1,483,816
Bank borrowings                          10         21,343,588     22,903,347
                                                  ------------   ------------
                                                    25,110,550     31,489,836
                                                  ------------   ------------
NET CURRENT LIABILITIES                            (12,699,704)   (18,503,259)
                                                  ------------   ------------

                                                    27,896,957     23,116,945
LONG-TERM LIABILITY                      11            (87,707)      (987,707)
                                                  ------------   ------------
NET ASSETS EMPLOYED                               RM27,809,250   RM22,129,238
                                                  ============   ============
Represented by.

SHARE CAPITAL                            12       RM24,130,000   RM22,000,000
UNAPPROPRIATED PROFIT                    13          3,679,250        129,238
                                                  ------------   ------------
TOTAL CAPITAL EMPLOYED                            RM27,809,250   RM22,129,238
                                                  ============   ============

The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30TH JUNE, 1998

Note                                     Note        1998           1997
                                                  ------------   ------------
TURNOVER                                  14      RM34,355,296   RM29,152,235
                                                  ============   ============

PROFIT BEFORE TAXATION                    15      RM 3,550,012      RM231,916
PROVISION FOR TAXATION                    16                --         58,784
                                                  ------------   ------------
NET PROFIT                                           3,550,012        290,700
Unappropriated profit/(Accumulated
  loss)at beginning of year                            129,238       (161,462)
                                                  ------------   ------------
UNAPPROPRIATED PROFIT AT END
  OF YEAR                                         RM 3,679,250      RM129,238
                                                  ============   ============



The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

CASHFLOW STATEMENT
FOR THE YEAR ENDED 30TH JUNE, 1998
                                                  1998            1997
                                               ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation                         RM 3,550,012     RM  231,916
Adjustments for:
Interest expense                                  2,238,812       2,168,927
Depreciation of fixed assets                      1,311,232       1,549,571
Provision for diminution in
  value of investment                               555,567              --
Gain on disposal of fixed assets                         --         (13,267)
                                               ------------    ------------
Operating Profit Before
  Working Capital Changes                         7,655,623       3,937,147
Decrease in stocks                                2,990,222         148,700
Decrease/(Increase) in trade
  and other receivables                          (2,419,629)      4,686,271
Increase/(Decrease) in trade
  and other payables                             (4,819,527)      3,948,036
                                               ------------    ------------
Cash Generated From Operations                    3,406,689      12,720,154
Tax refund                                               --          58,784
Interest paid                                    (2,062,667)     (1,910,804)
                                               ------------    ------------
Net Cash From Operating Activities                1,344,022      10,868,134

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of fixed assets                2,448          50,000
Purchase of investment in
  associated company                                     --        (837,902)
Purchase of fixed assets                           (845,704)     (6,204,815)
                                               ------------    ------------
Net Cash Used In Investing Activities              (843,256)     (6,992,717)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares                  2,130,000         253,493
Repayment of term loan                             (900,000)       (900,000)
Repayment of interest on term loan                 (176,145)       (258,123)
                                               ------------    ------------
Net Cash From/(Used In)
  Financing Activities                            1,053,855        (904,630)
                                               ------------    ------------

(Forward)

                                                  1998            1997
                                             --------------  --------------
NET INCREASE IN CASH AND
  CASH EQUIVALENTS                            RM  1,554,621   RM  2,970,787

CASH A.ND CASH EQUIVALENTS AT
  BEGINNING OF YEAR                             (21,991,985)    (24,962,772)
                                             --------------  --------------
CASH AND CASH EQUIVALENTS AT
  END OF YEAR                                 RM(20,437,364)  RM(21,991,985)


CASH AND CASH EQUIVALENTS
Cash and cash equivalents included
  in the cash flow statement comprise
  the following balance sheet amounts:
Cash on hand and at banks                     RM      6,224   RM     11,362
Bank overdrafts                                  (8,730,412)    (11,698,332)
Export credit refinancing                        (7,713,176)     (4,905,015)
Other short-term borrowings                      (4,000,000)     (5,400,000)
                                             --------------  --------------
Cash and cash equivalents                     RM(20,437,364)  RM(21,991,985)


The accompanying Notes form an integral part of the Accounts.

MALAYSIAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS


1.   PRINCIPAL ACTIVITY

     The Company is principally involved in the manufacturing of synthetic rutile.

     There has been no significant change in the nature of this activity during the financial year.

2.   BASIS OF PREPARATION OF ACCOUNTS

     The accounts of the Company have been prepared in accordance with the provisions of the Companies Act, 1965 and applicable approved accounting standards.

3.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Accounting

     The accounts of the Company have been prepared under the historical cost convention.

     Depreciation of Fixed Assets

     Fixed assets are stated at cost less accumulated depreciation.

     Freehold land and capital work-in-progress are not depreciated while long-term leasehold land is amortised evenly over the period of the lease. Plant and machinery is depreciated based on units of production over the plant's normal capacity for an estimated life of 15 years,

     Depreciation of other fixed assets is computed using the straight-line method at the following annual rates based on the estimated useful lives of the various assets:

     Buildings                                               2%
     Mlotor vehicles                                        20%
     Office equipment, furniture and fittings             15 - 20%

     Associated Company

     An associated company is a company in which the Company has a long-term equity investment of 20% to 50% and where the Company is in a position to exercise significant influence through management participation.

     The Company has an equity interest of 40% (40% in 1997) in an associated company, Fluid Minerals Espanola (FME) (a company incorporated in Spain), whose principal activity is manufacturing and sales of hitox pigment.

     Investment in associated company is stated at cost unless, in the opinion of the directors, there is a permanent diminution in the value of investment in which case provision is made for the diminution in value.

     Stocks

     Stocks are stated at the lower of cost and net realisable value. Cost is determined on the "weighted average" method.

     Cost of raw materials, consurnables and trading goods comprise the original purchase price plus cost of bringing these stocks to location. Cost of finished goods and work-inprogress include the cost of raw materials and an appropriate allocation of labour cost and manufacturing overheads.

     Capitalisation of Borrowing Cost

     Borrowing costs incurred on the acquisition and construction of fixed assets which require a substantial period of time to get them ready for their intended use are capitalised and included as part of cost of the related assets.

     Deferred Taxation

     Provision is made using the liability method for taxation deferred by capital allowances and other timing differences except to the extent that it can be demonstrated with reasonable probability that the timing differences will continue in the foreseeable future. Timing differences giving rise to deferred tax benefits are not recognised.

     Foreign Currency Conversion

     All foreign currency transactions are converted into Ringgit Malaysia at the exchange rates prevailing at the transaction dates or, where settlement has not yet taken place at the end of the financial year, at the approximate exchange rates prevailing on that date. All exchange gains or losses are taken up in the profit and loss account.

     Cash Equivalents

     Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

4.   FIXED ASSETS


                                     ----------------------------Costs---------------------------
                                     Beginning                       Disposals/         End
              1998                    of year           Additions     Transfer        of year
              ----                   ------------     -----------   -------------    ------------
Freehold land                        RM   265,979     RM       --   RM        --    RM    265,979
Long-term leasehold land                  345,191              --             --          345,191
Buildings                               4,553,634              --             --        4,553,634
Plant and machinery                    39,640,217       1,214,584             --       40,854,801
Motor vehicles                            837,837          53,000             --          890,837
Office equipment
  furniture and fittings                  762,033          23,327         (3,820)         781,540
Capital work- in-progress                 521,223         759,476     (1,204,683)          76,016
                                     ------------     -----------   -------------    ------------
Total                                RM46,926,114     RM2,050,387   RM(1,208,503)    RM47,767,998
                                     ============     ===========   =============    ============


<TABLE/>






                              --------------Accumulated depreciation-------------------
                                                 Change
           1998                 Beginning         for                          End          Net Book
           ----                  of year        the year     Disposals        of year         value
                               -----------    -----------   -----------     -----------   ------------
Freehold land                  RM       --    RM       --     RM     --     RM       --   RM   265,979
Long-term leasehold land            25,022          4,131            --          29,153        316,038
Buildings                          522,343         91,073            --         613,416      3,940,218
Plant and machinery              4,241,031      1,123,751            --       5,364,782     35,490,019
Motor vehicles                     656,306         60,772            --         717,078        173,759
Office equipment
 furniture and fittings            699,110         31,505        (1,372)        729,243         52,297
Capital work-in-progress                --             --                            --         76,016
                               -----------    -----------     ---------     -----------   ------------
Total                          RM6,143,812    RM1,311,232     RM (1,372)    RM7,453,672   RM40,314,326
                               ===========    ===========     =========     ===========   ============

<TABLE/>


                                  ----------------------------Costs---------------------------
                                  Beginning                       Disposals/         End
             1997                  of year        Additions        Transfer        of year
             ----                 ------------    ------------   -------------    ------------
Freehold land                     RM   265,979    RM        --   RM        --    RM    265,979
Long-term leasehold land               345,191              --             --          345,191
Buildings                            4,553,634              --             --        4,553,634
Plant and machinery                 31,541,302       8,098,915             --       39,640,217
Motor vehicles                         893,837              --        (58,000)         837,837
Office equipment
  furniture and fittings               751,864          10,169             --          762,033
Capital work-in-progress             2,425,492       6,170,190     (8,074,459)         521,223
                                  ------------    ------------   -------------    ------------
Total                             RM40,779,299    RM14,279,274   RM(8,132,459)    RM46,926,114
                                  ============    ============   =============    ============

<TABLE/>




                               ----------------Accumulated depreciation----------------
                                                Change
           1997                 Beginning         for                           End          Net Book
           ----                 of year        the year        Disposals      of year         value
                               -----------    -----------   -------------    -----------   ------------
Freehold land                  RM       --    RM       --     RM      --    RM       --    RM   265,979
Long-term leasehold land            20,891          4,131             --         25,022         320,169
Buildings                          431,270         91,073             --        522,343       4,031,291
Plant and machinery              2,915,531      1,325,500             --      4,241,031      35,399,186
Motor vehicles                     596,245         81,328        (21,267)       656,306         181,531
Office equipment
  furniture and fittings           651,571         47,539             --        699,110          62,923
Capital work-in-progress                --             --                            --         521,223
                               -----------    -----------     ----------    -----------    ------------
Total                          RM4,615,508    RM1,549,571     RM (21,267)   RM6,143,812    RM40,782,302
                               ===========    ===========     ==========    ===========    ============


<TABLE/>

       Current charges to plant and machinery include interest costs capitalised of RM Nil (RM130,148 in 1997).


5.   ASSOCIATED COMPANY

                                                   1998          1997
                                                ----------    ----------
Unquoted shares, at cost                        RM 837,902    RM 837,902
Less: Provision for diminution in value          (555,567)            --
                                                ----------    ----------
Net                                             RM 282,335    RM 837,902
                                                ==========    ==========

     The directors of the Company have made a provision for diminution in the carrying value of the associated company based on the net asset value of the investee company and on the "prudence" concept.

     The directors of the investee company have commenced several new businesses which are expected to contribute positively to the profitability of the company.

     Transactions with the associated company during the financial year include trade sales amounting to RM304,250 (RM255,780 in 1997).

     Had the equity method of accounting been presented, the Company's share of post-acquisition loss in associated company would have been RM380,376 (RM133,103 in 1997).


6.  STOCKS

                                                  1998            1997
                                               -----------     -----------
    Finished goods                             RM3,005,601     RM6,108,615
    Work-in-progress                               386,378         437,028
    Raw materials                                   79,242          84,635
    Consumables                                  1,597,651       1,454,019
    Trading goods                                   91,030          65,827
                                               -----------     -----------
    Total                                      RM5,159,902     RM8,150,124
                                               ===========     ===========

7.  RELATEDPARTY TRANSACTIONS

     Included in the following current assets and liabilities are amounts owing by and to certain companies in which one of the directors is also a director of the Company:

                                                  1998           1997
                                               -----------    -----------
 Trade debtors                                 RM6,461,796    RM3,817,298
 Other debtors, deposits and prepayments             1,493          1,495
 Other creditors and accrued expenses                  848          3,214
                                               ===========    ===========

 The above balances arose mainly out of normal trade transactions and payment on behalf,

 Significant related party transactions which were dealt with at arm's length during the year are as follows:

                                              1998           1997
                                           ------------   ------------
 Trade sales                               RM12,392,652   RM10,127,442
 Trade purchases                                 46,635             --
 Professional fees paid                           2,400          1,200
                                           ============   ============

8.  OTHER DEBTORS, DEPOSITS AND PREPAYMENTS

     Included in other debtors, deposits and prepayments is depreciation of fixed assets amounting to RM Nil (RM32,114 in 1997) which has been deferred.


9.  HOLDING COMPANIES AND INTERCOMPANY TRANSACTIONS

                                               1998           1997
                                            ------------    -----------
  Amount owing to immediate
    holding company                         RM    33,500    RM1,044,847
  Amount owing to intermediate
    holding company                              200,141        207,986
                                            ------------    -----------
  Total                                     RM   233,641    RM1,252,833
                                            ============    ===========

     The  Company is a 52.84% (51.00% in 1997) owned subsidiary of Megamin
     Ventures Sdn. Bhd. The interinediate and ultimate holding companies are Bonanza Venture Holdings Sdn. Bhd. and Kay Lim Holdings Sdn. Bhd.
     respectively. All of these companies were incorporated in Malaysia.

     Significant intercompany transactions during the year consist of the following:

                                                1998           1997
                                             ------------   ------------
   Related company
    Trade purchases                           RM6,195,203    RM3,549,670
    Trade sales                                   211,050             --
    Sales of fixed assets                           2,448             --
                                             ============   ============

   Intermediate holding company
    Management fees                          RM     6,250   RM     9,820
                                             ============   ============

   Immediate holding company
    Interest on advances                     RM     4,609   RM    14,847
    Management fees                                    --         30,000
                                             ============   ============



10.  BANK BORROWINGS

                                                  1998           1997
                                              ------------   ------------
     Secured:
     Bank overdrafts                          RM 8,730,412   RM11,698,332
     Export credit refinancing                   7,713,176      4,905,015
     Current portion of
      term loan (Note 11)                          900,000        900,000
     Other short-term borrowings                 4,000,000      5,400,000
                                              ------------   ------------
     Total                                    RM21,343,588   RM22,903,347
                                              ============   ============

     The   Company  has  bank  overdrafts  and  other  short-term   credit
     facilities  with  two  local  banks up to  a  limit  of  RM34,900,000
     (RM36,400,000  in 1997) which are secured by legal charges  over  the
     Company's  long-term  leasehold land and debentures  with  fixed  and floating charges over all assets of the Company.

     The overdrafts and export credit refinancing facilities bear interest rates ranging from 7.70% to 14.30% (7.70% to 11.20% in 1997) per annum.

11.    LONG-TERM LIABILITY

                                                    1998            1997
                                                ------------    ------------
     Term loan - Principal outstanding          RM   987,707    RM 1,887,707
     Less:  Current portion included
            in bank borrowings under
            Current liabilities (Note 10)           (900,000)       (900,000)
                                                ------------    ------------
     Long-term portion                          RM    87,707    RM   987,707
                                                ============    ============

     The term loan to the extent of RM6,300,000 obtained from one of the local banks mentioned in Note 10 is repayable by 28 quarterly instalments of RM225,000 each commencing April, 1993.

     The  securities for the term loan is similar to that as disclosed  in
     Note 10 and the loan bears interest rates ranging from 11.30% to 14.30% (11.05% to 11.50% in 1997) per annum.


12.  SHARE CAPITAL
                                               1998            1997
                                            ------------    ------------
   Ordinary shares of RM1 each:
    Authorised                              RM60,000,000    RM60,000,000
                                            ============    ============
   Issued and fully paid
    Balance at beginning of year            RM22,000,000    RM21,746,507
    Add: Rights issue/
         additional allotments                 2,130,000         253,493
                                            ------------    ------------
   Balance at end of year                   RM24,130,000    RM22,000,000
                                            ============    ============

     At an Extraordinary General Meeting held on 23rd June, 1997, the shareholders approved a rights issue of 3,000,000 new ordinary shares of RM1 each at par on the basis of three (3) new ordinary shares for every twenty-two (22) existing shares held. However, as at the date of the report, 2,130,000 new ordinary shares of RM1 each has been subscribed. These new shares rank pari passu with the then existing shares of the Company.

13.  UNAPPROPRIATED PROFIT

     Subject to agreement with the Inland Revenue Board, as at 30th June, 1998, the Company has a Section 108 tax credit of approximately
     RM15,000 (RM15,000 in 1997). Accordingly, the Company may distribute an amount of approximately RM39,000 (RM39,000 in 1997) out of its unappropriated profit at 30th June, 1998 without incurring additional income tax.

14.  TURNOVER

     Turnover represents sales of goods at gross invoiced value less returns.

     The  cost  of  inventories recognised as an  expense,  applicable  to turnover, are as follows:
                                                  1998            1997
                                                ------------    ------------
Raw materials and consurnables                  RM 5,305,258    RM 6,544,950
Net change in inventories of finished
  goods and work-in-progress                       3,153,664        (739,557)
Labour costs                                       1,086,325         978,570
Depreciation and other
  production overheads                            15,866,508      18,043,233
                                                ------------    ------------
Net                                             RM25,411,755    RM24,827,196
                                                ============    ============


15.  PROFIT BEFORE TAXATION

     Profit before taxation is arrived at:

                                                 1998           1997
                                             ------------    -----------
After charging:
Depreciation of fixed assets                 RM 1,343,347    RM1,517,457
Interest on:
 Other short-term borrowings                    1,119,708        965,578
 Bank overdrafts                                  938,350        930,379
 Term loans                                       176,145        258,123
 Advances from holding company                      4,609         14,847
Provision for diminution in
 value of investment                              555,567             --
Directors' remuneration:
 Fee                                               15,000         20,000
 Other emoluments                                 344,052        386,614
Benefits-in-kind                                    9,652          5,867
Rental of premises and equipment                  221,346        306,802
Audit fee                                          14,000         14,000
Professional fees paid to a company
 in which a director has an interest                2,400          1,200
                                             ============    ===========
And crediting:
Gain on disposal of fixed assets              RM       --    RM   13,267
                                             ============    ===========


16.  PROVISION FOR TAXATION

                                               1998            1997
                                            ------------     -----------
   Overprovision in prior year              RM        --     RM   58,784
                                            ============     ===========

     Although  the operations of the Company during the year and  in  1997 resulted in profits, no provision for taxation has been made  due  to the  utilisation of capital allowances to setoff in full the  profits that  would  otherwise have been subjected to tax. The  tax  benefits arising from such utilisation is approximately RM1,547,000 (RM568,000 in 1997).

     Subject  to approval from the Inland Revenue Board, at balance  sheet date,  the Company has estimated unutillsed tax losses and unabsorbed
     capital   allowances  carried  forward  amounting  to   approximately
     RM13,520,000  and  RM21,528,000 respectively  which  can  be  carried forward and utilised to set-off against future taxable profits.


17.  CAPITAL COMMITMENTS


                                                 1998            1997
                                             ------------     -----------
    Amount authorised but
      not contracted for                     RM        --     RM  540,000
                                             ============     ===========



18  COMPARATIVE FIGURES

     Certain comparative figures in the accounts have been reclassified to conform with current year's presentation.




MALAYSLAN TITANIUM CORPORATION SDN. BHD.
(Incorporated in Malaysia)

STATEMENT BY DIRECTORS

The directors of MALAYSIAN TITANIUM CORPORATION SDN. BHD. state that, in their opinion, the accompanying balance sheet, profit and loss account and cash flow statement, together with the notes thereto, are drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards so as to give a true and fair view of the state of affairs of the Company at 30th June, 1998 and of the results of its business and cash flows for the year ended on that date.

Signed in accordance with a resolution of the Directors,


LEE HEE CHEW
-------------
Lee Hee Chew


TEOH LAY HOCK
--------------
Teoh Lay Hock

Ipoh,
28 OCT 1998

DECLARATION BY THE DIRECTOR PRIMARILY RESPONSIBLE FOR THE FINANCIAL MANAGEMENT
OF THE COMPANY

I, LEE HEE CHEW, the director primarily responsible for the financial management of MALAYSLAN TITANIUM CORPORATION SDN. BHD., do solemnly and sincerely declare that the accompanying balance sheet, profit and loss account and cash flow statement, together ,,vith the notes thereto, are, in my opinion, correct and I make this solemn declaration conscientiouslv believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act. 1960.

Subscribed and solemnly declared by the abovenamed LEE HEE CHEW at IPOH in the State of PERAK DARUL RIDZUAN this day of 28 OCT 1998


Before me,
EEC

COMMISSIONIER FOR OATHS




MALAYSIAN TITANIUM CORPORATION SDN BHD
BALANCE SHEET AT 30TH JUNE, 1998

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP              Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
FIXED ASSETS                        40,314,326                                    40,314,326

ASSOCIATED COMPANY                     282,335        555,567       380,376          457,526

DEFERRED TAX ASSETS                                 5,142,131     1,606,417        3,535,714

CURRENT ASSETS
Stocks                               5,159,902                                     5,159,902
Trade debtors                        6,553,461                                     6,553,461
Other debtors, deposits
 and prepayments                       272,483                                       272,483
Amount owing by
 by associated company                 418,776                                       418,776
Cash on hand and at banks                6,224                                         6,224
                                  ------------   ------------  ------------     ------------
                                    12,410,846                                    12,410,846
                                  ------------   ------------  ------------     ------------

                                  Accounts         Adjustments to Comply
                                Per Malaysian           With US GAAP            Accounts
                                  Standards         Debit         Credit        Per US GAAP
                                     RM               RM            RM              RM
                                  ------------   ------------  ------------     ------------
CURRENT LIABILITIES
Trade creditors                        922,806                                       922,806
Other creditors and
 accrued expenses                    2,570,260                                     2,570,260
Amount owing to
 holding companies                     233,641                                       233,641
Amount owing to
 related companies                      40,255                                        40,255
Bank borrowings                     21,343,588                                    21,343,588
                                  ------------   ------------  ------------     ------------
                                    25,110,550                                    25,110,550
                                  ------------   ------------  ------------     ------------
NET CURRENT LIABILITIES           (12,699,704)                                  (12,699,704)
LONG-TERM LIABILITY                    (87,707)                                     (87,707)
                                  ------------   ------------  ------------     ------------
NET ASSETS EMPLOYED                 27,809,250      5,697,698     1,986,793       31,520,155
                                  ============   ============  ============     ============
Represented by:
SHARE CAPITAL                       24,130,000                                    24,130,000
UNAPPROPRIATED PROFIT                3,679,250      1,986,793     5,697,698        7,390,155
                                  ------------   ------------  ------------     ------------
TOTAL CAPITAL EMPLOYED              27,809,250      1,986,793     5,697,698       31,520,155
                                  ============   ============  ============     ============


MALAYSIAN TITANIUM CORPORATION SDN BHD
PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE, 1998

                                 Accounts             Adjustments to Comply
                              Per Malaysian               With US GAAP                  Accounts
                                Standards           Debit              Credit         Per US GAAP
                                    RM                RM                 RM                RM
                             ----------------   ----------------  ----------------   ----------------

TURNOVER                           34,355,296                 --                --         34,355,296
                             ================   ================  ================   ================

PROFIT BEFORE TAXATION              3,550,012            247,273           555,567          3,858,306

PROVISION FOR TAXATION                     --          1,606,417                           (1,606,417)
                             ----------------   ----------------  ----------------   ----------------
NET PROFIT                          3,550,012          1,853,690           555,567          2,251,889

Unappropriated profit
 at beginning of year                 129,238            133,103         5,142,131          5,138,266
                             ----------------   ----------------  ----------------   ----------------
UNAPPROPRIATED PROFIT
 AT END OF YEAR                     3,679,250          1,986,793         5,697,698          7,390,155
                             ================   ================  ================   ================

   MALAYSIAN TITANIUM CORPORATION SDN. BHD.
   YEAR ENDED 30TH JUNE, 1998

   ADJUSTMENTS TO COMPLY WITH US GAAP

                                                    DEBIT       CREDIT
                                                     RM           RM

1  Unappropriated Profit Brought Forward             133,103
      Associated Company-B/S                                      133,103
                                                    ========     ========
   (Being adjustment to recognise MTC's
      share of post-acquisition loss in
      Associated Company for years prior
      to 1998)

2  Associated Company-B/S                            555,567
     Profit Before Taxation                                       555,567
                                                    ========     ========
   (Being reversal of provision for
      diminution in value of investment
      in Associated Company)

3  Share of results in Associated Company            247,273
     Associated Company-B/S                                       247,273
                                                    ========     ========
   (Being adjustment to equity
      account for the results of
      the Associated Company)

4  Provision for taxation - P & L                  1,606,417
     Deferred Tax Assets- B/S                                   1,606,417
                                                   =========    =========
   (Being current year's movement
      in deferred tax assets)

 5 Deferred Tax Assets                             5,142,131
     Unappropriated profit
     at beginning of year                                       5,142,131
                                                   =========    =========
   (Being adjustment to recognise
      brought forward deferred assets)

(b)  Pro forma financial information


Unaudited Pro Forma Combined Condensed Financial Statements

The following unaudited pro forma combined condensed financial statements give effect to the Acquisition. For accounting purposes the Acquisition will be accounted for as a purchase of MTC by the Company; accordingly the net assets of MTC have been adjusted to their estimated fair values based upon a purchase price allocation.

The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1999 give effect to the Acquisition as if it had occurred at January 1, 1999. The unaudited pro forma combined condensed balance sheet at December 31, 1999 gives effect to the Merger as if it occurred on December 31, 1999.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of MTC, included herein, and the annual and interim historical financial statements of the Company as filed with the US Securities and Exchange Commission.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the Acquisition occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

The information presented below is unaudited and includes pro forma information as if MTC was acquired at the beginning of each interim period:

                    TOR Minerals International, Inc. ("TMI")
                     (formerly Hitox Corporation of America)
              and Malaysian Titanium Corporation Sdn. Bhd. ("MTC")
             Pro Forma Condensed Combined Balance Sheet (Unaudited)
                                December 31, 1999

                                                                      Pro Forma
                                                                     Adjustments           Pro Forma
                                        TMI             MTC       Increase(Decrease)        Combined
                                   -------------   -------------  ------------------      -------------
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents          $   2,329,877   $      31,931    $  (430,000)  (a)    $   1,931,808
Accounts Receivable-Trade              1,333,680         308,830                             1,642,510
Accounts Receivable-MTC/Hitox                 --         810,920                               810,920
Accounts Receivable-Other                 11,802                                                11,802
Inventory                              6,489,840       1,924,746        (30,188)  (b)        8,384,398
Other Current Assets                      41,937          55,146                                97,083
                                   -------------   -------------       --------             ----------
     Total Current Assets             10,207,136       3,131,573       (460,188)            12,878,521

Investment in MTC                             --                      5,885,000   (a)               --
                                                                     (5,885,000)  (b)
Property, Plant
  and Equipment, net                   2,709,868      10,727,190     (2,793,003)  (b)       10,644,055
Other Assets                              43,200                                                43,200
                                   -------------   -------------    -----------          -------------
Total Assets                       $  12,960,204   $  13,858,763    $(3,253,191)         $  23,565,776
                                   =============   =============    ============         =============

                    TOR Minerals International, Inc. ("TMI")
                     (formerly Hitox Corporation of America)
              and Malaysian Titanium Corporation Sdn. Bhd. ("MTC")
             Pro Forma Condensed Combined Balance Sheet (Unaudited)
                                December 31, 1999
                                                                      Pro Forma
                                                                     Adjustments           Pro Forma
                                        TMI             MTC       Increase(Decrease)        Combined
                                   -------------   -------------  ------------------      -------------
LIABILITIES AND
 SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable - Trade           $     578,224   $     671,426                          $   1,249,650
Accounts Payable - MTC/Hitox             810,920                                                810,920
Notes Payable-Bank Line/Crdt                  --      1,103,848                               1,103,848
Export Credit Refinancing                     --      1,188,036                               1,188,036
Accrued Expenses                         511,486        468,354                                 979,840
Current Portion
  of Long Term Debt                           --        368,420         499,000 (a)             867,420
                                   -------------   -------------    ------------          -------------
   Total Current Liabilities           1,900,630      3,800,084         499,000               6,199,714

Long Term Debt                                --      1,350,488       3,956,000 (a)           5,306,488
                                   -------------   -------------    ------------          -------------
   Total Liabilities                   1,900,630      5,150,572       4,455,000              11,506,202
                                   -------------   -------------    ------------        -------------
SHAREHOLDERS' EQUITY
Capital Stock $.25par                  1,193,297                        125,000 (a)        1,318,297
Additional Paid/Capital               14,315,410             --         875,000 (a)       15,190,410
Equity-Retained Earnings              (4,449,133)     8,708,191      (8,708,191) (b)      (4,449,133)
                                   -------------   -------------    ------------        -------------
   Total Shareholders' Equity         11,059,574      8,708,191       (7,708,191)         12,059,574
                                   -------------   -------------    ------------        -------------
Total Liabilities and
  Stockholders' Equity             $  12,960,204   $  13,858,763      $(3,253,191)      $  23,565,776
                                   =============   =============    ============        =============

See notes to unaudited pro forma condensed combined financial statements

                    TOR Minerals International, Inc. ("TMI")
                     (formerly Hitox Corporation of America)
              and Malaysian Titanium Corporation Sdn. Bhd. ("MTC")
          Pro Forma Condensed Combined Statements of Income (Unaudited)
                      Twelve Months Ended December 31, 1999
                                                                       Pro Forma
                                                                      Adjustments           Pro Forma
                                       TMI              MTC        Increase(Decrease)        Combined
                                   ------------     ------------   ----------------       ------------
Net Sales                          $ 11,582,720     $  5,919,887     $(4,026,751)   (c)   $ 13,475,856
Costs and expenses:
  Cost of products sold               8,080,883        4,015,573      (2,537,748)   (c)      9,558,708
  Selling, administrative
   and general                        2,606,791          341,672                             2,948,463
                                   ------------     ------------     ------------         ------------
     Operating income                   895,046        1,562,642      (1,489,003)              968,685

Other income (expenses):
  Interest income                        88,745                          (65,000)   (c)         23,745
  Interest expense                       (3,853)        (340,760)        278,700    (c)       (623,313)
  Other, net                             28,054           34,324         (12,257)   (c)         50,121
                                   ------------     ------------     ------------         ------------
Income before income tax              1,007,992        1,256,206      (1,844,960)              504,632

Provision for income tax                 17,000            8,931                                25,931
                                   ------------     ------------     ------------         ------------
NET INCOME                         $    990,992     $  1,247,275     $(1,844,960)   (c)   $    393,307
                                   ============     ============     ============         ============
Earnings per common share:
  Basic                                $   0.21                                               $   0.08
  Diluted                              $   0.21                                               $   0.07

Weighted average common
  shares and equivalents
  outstanding:
  Basic                               4,718,093                                              5,218,093
  Diluted                             4,765,002                                              5,265,002

See notes to unaudited pro forma condensed combined financial statements

                                  TMI and MTC
          Notes to Pro Forma Condensed Combined Financial Statements
                                  (Unaudited)

(a) The following pro forma adjustments reflect TMI's purchase of MTC. Pro forma adjustments include estimated direct costs of acquisition of $155,000

     Cash                                                   $   430,000
     Note payable to seller                                     955,000
     Note payable to bank                                     3,500,000
     TMI common stock
       (500,000 shares @ $2.00 per share)                     1,000,000
                                                            -----------
                                                            $ 5,885,000
                                                            ===========


(b) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1999, and to eliminate TMI's investment in MTC.

     MTC's stockholders' equity as reported                 $ 8,708,191
     Fair value adjustments:
       Decrease carrying amount of inventories                 (30,188)
       Decrease carrying amount of
        property, plant & equipment                         (2,793,003)
                                                           ------------
                                                            $ 5,885,000
                                                           ============

(c) The following pro forma adjustments are incorporated in the pro forma condensed combined statements of income

                                                               Increase
                                                              (Decrease)
                                                                Income
                                                             --------------
1.  Decrease in sales resulting from
    elimination of intercompany sales                        $  (4,026,751)

2.  Decrease in cost of sales resulting
    from elimination of intercompany sales                        2,537,748

3.  Decrease in interest income resulting
    from reduction of short term investments                       (65,000)

4.  Increase in interest expense
    on assumed borrowing at 8%                                    (278,700)

5.  Decrease in other income net of
    Elimination of write-down of investment
    and related accounts receivable by MTC and
    Elimination of gain on sale of asset by MTC                    (12,257)

                                                             --------------
                                                             $  (1,844,960)
                                                             ==============

(c)  Exhibit 23 - Consent of Deloitte Touche Tohmatsu


Deloitte Touche Tohmatsu
________________________       __________________________________________
Public Accountant              87, Jalan Clarke         Tel:  05-2531358
                               30300 Ipoh, Perak        Fax:  05-2530090
                               Malaysia

11th May, 2000

The Directors
Hitox Corporation of America
722, Burleson Street
Texas 78402
United States of America


Attention of Mr. Craig Schkade


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-39755) pertaining to the 1990 Incentive Plan for Hitox Corporation of America of our audit report dated 18th January, 2000 for the period 1st July, 1999 to 31st December, 1999 and our reports dated 6th August, 1999 and 28th October, 1998 for the financial years ended 30th June, 1999 and 1998, which reports are included in Hitox Corporation of America's Current Report on Form 8-K/A dated 12th May, 2000.


Yours truly,


DELOITTE TOUCHE TOHMATSU
------------------------
Deloitte Touche Tohmatsu
AF0834
Public Accountants


GREGORY WONG GUANG SENG
------------------------
Gregory Wong Guang Seng
787/3/01(J/PH)
Partner

Deloitte Touche Tohmatsu
International

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




        TOR Minerals International, Inc.
          ____________
          (Registrant)



Date:     May 12, 2000        CRAIG SCHKADE
                            -------------------
                            Craig Schkade, Chief Financial Officer
                            (Principal Financial and Accounting Officer)